UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Apollo Diversified Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

212-515-3200

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Debra Sutter

Simpson Thacher & Bartlett LLP

900 G Street, N.W.
Washington, D.C. 20001

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Reports to Stockholders.

APOLLO

Credit

Apollo Diversified Credit Fund

Annual Report

December 31, 2025

Class A, C, F, I, L, and M Shares:

Class A Ticker Symbol (NASDAQ):CRDTX
Class C Ticker Symbol (NASDAQ): CGCCX
Class F Ticker Symbol (NASDAQ): CRDFX
Class I Ticker Symbol (NASDAQ): CRDIX
Class L Ticker Symbol (NASDAQ): CRDLX
Class M Ticker Symbol (NASDAQ): CRDMX

© 2025 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

Table of Contents

Shareholder Letter (Unaudited)	2
Portfolio Update (Unaudited)	16
Consolidated Schedule of Investments	18
Consolidated Statement of Assets and Liabilities	38
Consolidated Statement of Operations	40
Consolidated Statements of Changes in Net Assets	41
Consolidated Statement of Cash Flows	43
Consolidated Financial Highlights	45
Notes to Consolidated Financial Statements	58
Report of Independent Registered Public Accounting Firm	81
Dividend Reinvestment Policy	82
Additional Information	83
Trustees and Officers	84
Service Providers	87
Privacy Notice	88

APOLLO DIVERSIFIED CREDIT FUND

Shareholder Letter (Unaudited)

Earl Hunt Partner, Credit Apollo Diversified Credit Fund	Jim Vanek Partner and Co-Head of Global Performing Credit Apollo Diversified Credit Fund	Chris Lahoud Partner and Head of Opportunistic Credit Apollo Diversified Credit Fund

Dear Valued Shareholders,

We are pleased to present an annual update for Apollo Diversified Credit Fund (the “Fund,” “ADCF,” NASDAQ: CRDIX). We will also share our perspective regarding the investment environment and potential opportunities for the Fund.

MARKET OVERVIEW1

High yield (“HY”) bonds climbed 0.7% in December as carry more than offset a modest late-month risk wobble. Performance remained quality-led: single-Bs gained 0.9% and BBs gained 0.5%, while CCCs rebounded 0.8% after back-to-back monthly declines in October (-0.4%) and November (-0.9%). Spreads finished the month meaningfully tighter, with HY spread compressing nearly 13 basis points (bps) to 314 bps. Loan markets delivered another positive month in December, supported by steady carry and limited volatility. The Morningstar LSTA US Leveraged Loan Index rose 0.6%, led by single-B loans (0.7%) and BB loans (0.7%), while CCC loans lagged (0.2%), continuing the quality bias seen throughout the year.

Primary markets slowed sharply into year-end. December gross issuance across US Investment Grade (“IG”), HY, loans, and collateralized loan obligations (“CLOs”) totaled $148 billion, down 48% year over year, with IG issuance at $36 billion, HY at $22 billion, loans at $60 billion, and CLOs at $30 billion. Despite the quiet finish, 2025 issuance was robust, with $3.5 trillion of gross supply across credit markets. HY issuance totaled $333 billion, while leveraged loan issuance reached $984 billion, though only about 20% of each represented true new-money volume.

Default activity remained elevated into year-end but moderate on a full-year basis. December saw five default or distressed exchange transactions totaling $7.3 billion, including one payment default ($2.7 billion) and four distressed exchanges/ liability management exercises

FUND SNAPSHOT

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[2]	May 2, 2022
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency[3]	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

SUMMARY STATS

Managed Assets[4]	$2.3 billion
Leverage[5]	30.4%
Portfolio Companies	246
Average Duration (Years)[6]	1.6
Q4 2025 Annualized Distribution Rate (Class I Share)[7]	8.17%
Last Twelve Months’ Distribution Rate (Class I Share)[7,8]	7.82%
Portfolio Weighted Average Yield[9]	8.1%
Floating Rate Exposure[10]	81.1%
Senior Secured	96.9%
North America/Europe/Other[11]	78% / 21% / 1%

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Note on Fund distributions: Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf for an estimate of the composition of the Fund’s most recent distribution, which includes a de minimis return of capital. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. Current performance may be lower or higher than the performance quoted.

The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf. The views expressed here are Apollo’s own, unless otherwise noted.

02

APOLLO DIVERSIFIED CREDIT FUND

(“LMEs”) ($4.7 billion), broadly in line with the 2025 monthly average of $5.6 billion. For the full year, default activity declined meaningfully, with defaults/LMEs totaling $67.8 billion, down 19% year over year and well below 2023 levels.

PORTFOLIO COMMENTARY

PERFORMANCE

Apollo Diversified Credit Fund (the “Fund” or “ADCF”) (Class I) ended the year on a strong note, delivering a net return of +1.7% in December, its strongest monthly performance since July 2024, and outperforming the 50/50 blend of the ICE BofA US High Yield and Morningstar LSTA US Leveraged Loan Indices by +102 bps. For the full year, the Fund returned 10.3% net, exceeding the 50/50 Index by more than +300 bps.

CLASS I PERFORMANCE2 (as of December 31, 2025)

Apollo Diversified Credit Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Fund's investment adviser, Apollo Capital Credit Adviser, LLC (the "Adviser"), to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Due to financial statement adjustments, performance information presented for the Fund herein differs from the Fund’s performance included in the Fund’s financial statements which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different.

For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf.

The views expressed here are Apollo’s own, unless otherwise noted.

03

APOLLO DIVERSIFIED CREDIT FUND

DEAL HIGHLIGHTS

●	Jeppesen: In October 2025, Apollo participated in a $4.2 billion financing to support Thoma Bravo’s carve-out of Jeppesen (“Jeppesen”) from The Boeing Company. Jeppesen is a provider of aviation software and data across commercial, military, business and general aviation end markets to customers across the globe. Due to Apollo’s strong relationship with the sponsor, Apollo served as administrative agent and was one of the lead lenders on the transaction. ADCF participated in the transaction alongside other Apollo-managed investment funds.

●	xAI: In November 2025, Apollo provided a $3.5 billion capital solution to support Valor Compute Infrastructure L.P’s purchase of $5.4bn of Nvidia graphics processing units, which were leased to xAI Corp. (“xAI”). xAI is a leading artificial intelligence company, which is currently developing a Large Language Model called Grok. ADCF participated in the transaction alongside other Apollo-managed investment funds.

OUTLOOK

We believe the Fund is well positioned to navigate a shifting macroeconomic environment, emphasizing current income and maintaining a disciplined approach to risk management through a diversified portfolio of senior secured, floating-rate assets. Backed by disciplined underwriting, large-scale origination, and a focus on higher-quality, cash-flowing borrowers, the Fund seeks to deliver attractive risk-adjusted returns across credit cycles. With approximately 63% allocated to private credit across corporate credit and asset-backed finance, we believe the Fund’s portfolio leverages Apollo’s integrated credit ecosystem and serves as a strong addition to model portfolios, offering incremental yield and spread premium with lower volatility. Registered as a closed-end management investment company under the Investment Company Act of 1940 and operated as an “interval fund,” ADCF provides quarterly liquidity3 alongside private credit exposure.

PRIVATE & PUBLIC CREDIT COMPOSITION

PORTFOLIO BY INDUSTRY12, 13

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

APOLLO DIVERSIFIED CREDIT FUND

STRATEGY BREAKDOWN2, 11

100%
80%
60%
40%
20%
0%
Percent of Total Portfolio
12%
18%
70%
5%
9%
16%
70%
1%
31%
12%
56%
2%
37%
8%
53%
8%
64%
3%
25%
10%
61%
2%
27%
10%
68%
1%
21%
6%
63%
7%
24%
6%
57%
5%
32%
Q1 2022
Q2 2022
Q4 2022
Q2 2023
Q4 2023
Q2 2024
Q4 2024
Q2 2025
December 2025
Direct Lending
Asset-Backed Finance
Performing Credit
Opportunistic Credit

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

05

APOLLO DIVERSIFIED CREDIT FUND

DIRECT LENDING

●	The Fund’s Direct Lending strategy targets large scale corporate originations and sponsor-backed issuers, utilizing Apollo’s proprietary sourcing channel.

●	As of December 31, 2025, 57% of the Fund’s portfolio was allocated to Direct Lending across 129 issuers of 2022-2025 vintage with a weighted average EBITDA of approximately $286 million[14] and weighted average net LTV of approximately 40%,[15] reflecting our focus on large corporate issuers and top-of-capital structure allocations.

●	As of December 31, 2025, the weighted average yield of the Direct Lending strategy was 10.2%.

ASSET-BACKED FINANCE

●	The Fund’s Asset-Backed Finance strategy focuses on agile deployment of capital into origination and proprietary sourcing channels across a broad mandate of asset-backed investments, with a focus on investments collateralized by tangible assets.

●	As of December 31, 2025, 6% of the Fund’s portfolio was allocated to the Asset-Backed Finance strategy. We believe these assets may present an attractive risk-return profile through less correlated and, in our opinion, resilient collateral pools.

DIRECT LENDING BREAKDOWN

Weighted Average EBITDA: $285,800,99614

The Fund’s long-term allocation target for Direct Lending is 40-60%.

ASSET-BACKED FINANCE BREAKDOWN

The Fund’s long-term allocation target for Asset-Backed Finance is 5-20%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

06

APOLLO DIVERSIFIED CREDIT FUND

PERFORMING CREDIT

●	The Fund’s Performing Credit strategy primarily pursues liquid, performing senior secured corporate credits to generate total return.

●	The Fund’s exposure within this strategy is predominately focused on senior secured positions across industries with business models that have historically demonstrated strong cash flow across various economic environments. The Fund’s portfolio allocation is currently tilted towards floating rate assets over fixed rate assets, consistent with our views of a higher for longer interest rate environment.

●	As of December 31, 2025, 32% of the Fund’s portfolio was allocated to the Performing Credit strategy, which represents the second highest allocation in the Fund, across 92 issuers with a weighted average yield of 6.6%.

OPPORTUNISTIC CREDIT

●	The Fund’s Opportunistic Credit strategy seeks to use contingent capital to tactically pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.

●	As of December 31, 2025, 5% of the Fund’s portfolio was allocated to the Opportunistic Credit strategy across 14 issuers with a weighted average yield of 15%.[16]

PERFORMING CREDIT BREAKDOWN

The Fund’s long-term allocation target for Performing Credit is 25-35%.

OPPORTUNISTIC CREDIT BREAKDOWN

The Fund's long-term allocation target for Opportunistic Credit is 0-20%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

07

APOLLO DIVERSIFIED CREDIT FUND

ATTRIBUTION BY STRATEGY2, 17

	MTD (bps)	Last 3 Months (bps)	YTD (bps)	7/1/22 - Current (bps)	Apollo Inception to Date (bps)
Direct Lending	80	162	840	710	667
Asset-Backed Finance	6	16	90	48	42
Performing Credit	160	202	520	604	397
Opportunistic Credit	-12	-44	18	89	19
Currency Hedge	-30	7	-186	-43	-36
Residual	-22	-60	-62	-102	-104
Fees & Expenses	-16	-48	-194	-176	-175
Total (Net)	166	235	1,026	1,130	810

Past performance is not indicative of future results. Holdings and allocations are based on Managed Assets and are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Attribution for periods greater than one year are annualized. The Fund pursues its investment objective through a “multi-asset” approach centered around four key strategy pillars, as described above: (1) direct lending, (2) asset-backed finance, (3) performing credit, and (4) opportunistic credit. “Attribution by Strategy” is intended to show characters of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Net Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and is net of all Fund expenses during the relevant period. Net Fees & Expenses reflects the net expenses paid by the Fund’s Class I shares during the relevant period. The figures reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period, some of which have since expired. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through April 30, 2026. Please see the Total Annual Fund Expenses table at the end of this presentation for additional information on the Fund’s fees and expenses, including the Fund’s current expense limitation and reimbursement agreement. Please see the Total Annual Fund Expenses and Shareholder Fees tables at the end of this presentation for additional information.

08

APOLLO DIVERSIFIED CREDIT FUND

TOP 10 HOLDINGS AS PERCENTAGE OF PORTFOLIO10, 12

	Issuer	Industry	% Allocation	Description
1	EchoStar Corporation	Media	3.3%	EchoStar Corporation is a global provider of satellite communication solutions for video delivery, broadband connectivity, and network services. Its diversified business model supports commercial, enterprise, and government clients through advanced satellite and wireless technologies.
2	Kronos I UK Ltd	Semiconductors & Semiconductor Equipment	1.5%	Kronos provided a non-recourse margin loan to SoftBank Group pledged against 73% stake in ARM Holdings. SoftBank is an investment holding company which invests in Japanese and overseas tech companies and telecom businesses in Japan and the US.
3	BCPE Maverick Parent, LP	Financial Services	1.3%	BCPE Maverick Parent, LP is a sponsor vehicle where the facility is structured as an equity-commitment-backed capital call facility supporting Bain Capital’s investment in a pharmaceutical packaging business.
4	Windstream Services, LLC (f/k/a Windstream Corporation)	Diversified Telecommunication Services	1.2%	Windstream is a U.S.-based provider of fiber and broadband network services serving residential, enterprise, and wholesale customers. The company delivers high-speed connectivity and managed communications solutions supported by a growing fiber footprint, stable recurring revenues, and demand for bandwidth-intensive applications.
5	Ardagh Group S.A.	Containers & Packaging	1.2%	Ardagh Group is a leading global supplier of sustainable, infinitely recyclable metal and glass packaging for the world’s major food, beverage, and consumer brands. The company operates across Europe and the Americas with a strong focus on environmental efficiency and scale.
6	Russell Investments US Institutional Holdco Inc.	Capital Markets	1.2%	Russell Investments is a global investment management and risk advisory platform providing Outsourced CIO (OCIO), multi-asset investment solutions, and portfolio implementation services to institutional and retail clients. The firm is one of the largest independent OCIOs globally, managing approximately $260 billion of assets under management, with a diversified, fee-based revenue model supported by long-duration client relationships, recurring AUM-based fees, and differentiated implementation and risk management capabilities.
7	Level 3 Financing, Inc.	Diversified Telecommunication Services	1.1%	Level 3 Financing, Inc. operates as a subsidiary of Lumen Technologies, providing global fiber-based communication and data services to enterprises and carriers. The company benefits from a robust network footprint and recurring enterprise contracts.
8	CSC Holdings, LLC	Diversified Telecommunication Services	1.0%	CSC Holdings is the primary operating subsidiary of Altice USA, one of the largest cable operators in the U.S. The company provides broadband, video, voice, and mobile services under the Optimum brand, benefiting from strong recurring revenues and infrastructure scale.
9	Acropole Holding SAS	Insurance	1.0%	Acropole Holding SAS is the holding company of Diot Siaci, a leading independent European B2B insurance broker with global specialty and reinsurance operations across Property & Casualty, Health & Protection, Pension & Savings, and niche lines such as marine, credit, IPMI and regulated professions.
10	BDO USA, P.A.	Professional Services	1.0%	BDO is a global provider of audit, tax, and advisory services through an international network of member firms. The company supports clients across diverse industries with recurring professional-services revenue, leveraging its broad capabilities, brand reputation, and long-standing market presence.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

09

APOLLO DIVERSIFIED CREDIT FUND

FUND MANAGEMENT

Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”), which includes the Fund’s investment adviser, Apollo Capital Credit Adviser, LLC, has built one of the world’s largest alternative credit platforms, managing $723 billion in institutional and private assets.18, 19 We draw on 30+ years of experience, seeking to provide excess returns across the risk spectrum through our proprietary origination, an extensive credit toolkit, and a flexible capital base that can respond to the changing needs of borrowers. We offer solutions designed to align with investors’ needs for return — at what we believe to be the appropriate level of risk and liquidity. Apollo Diversified Credit Fund builds on Apollo’s global credit platform, our differentiated sourcing engine, and our status as a preferred lending partner.

$749B	~600
in credit assets under management[18,19]	dedicated credit investment professionals[18]

The views expressed here are Apollo’s own, unless otherwise noted.

APOLLO DIVERSIFIED CREDIT FUND

GLOSSARY (UNAUDITED)

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Asset-Backed Securities (ABS): Financial securities backed by income-generating assets.
Attribution: An assessment of the performance of a portfolio or its investments.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): A statistic used to assess operating performance and profitability.

ICE BofA US High Yield Index: Measures the performance of US dollar-denominated, below-investment-grade corporate bonds issued in the US market.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Tracks the performance of US dollar–denominated leveraged loans issued by below-investment-grade companies in the US market.

Mortgage-Backed Securities (MBS): Investment products that are backed by mortgages on commercial or residential properties.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

APOLLO DIVERSIFIED CREDIT FUND

SUMMARY OF RISK FACTORS (UNAUDITED)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Credit Fund (the “Fund” or “ADCF”). This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.apollo.com/adcf. Please read the prospectus carefully before investing.

The Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in debt securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risk associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

●	Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	Below Investment Grade. The Fund invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

●	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

●	Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

●	Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf, for an estimate of the composition of the Fund’s most recent distribution which includes a de minimis return of capital. The Fund’s semi-annual and annual reports filed with the U.S. Securities and Exchange Commission (“SEC”) are available on the Fund’s website and include additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

●	Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adcf. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

APOLLO DIVERSIFIED CREDIT FUND

FORWARD-LOOKING STATEMENT DISCLOSURE (UNAUDITED)

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

ADDITIONAL IMPORTANT DISCLOSURE (UNAUDITED)

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

Notwithstanding the forgoing, nothing herein is intended to impede an individual from communicating directly with the US Securities and Exchange Commission or other regulatory agency about a possible securities law violation.

APOLLO DIVERSIFIED CREDIT FUND

ENDNOTES (UNAUDITED)

1)	As of December 31, 2025. Sources: Bloomberg, ICE, Pitchbook. Ratings: S&P Global.
2)	Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.
3)	Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.
4)	Managed Assets are equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.
5)	Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
6)	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
7)	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www. apollo.com/adcf, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. Under GAAP, the composition of the Fund’s distribution on December 31, 2025 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.
8)	Last Twelve Months’ Distribution Rate (Class I Share) as of December 31, 2025.
9)	Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.
10)	Based on the Fund’s total market value exposure to debt securities.
11)	Based on market value of the Fund’s underlying securities. Excludes cash and other net assets. Totals may not sum due to rounding.
12)	Industries are based on the Global Industry Classification Standard (GICS), where available.
13)	Excludes Asset-Backed Finance. Please refer to the characteristics included in the Asset-Backed Finance section for additional information.
14)	Represents weighted average EBITDA of the Fund’s directly originated debt investments based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
15)	Weighted average net loan-to-value (LTV) is net debt through the respective loan tranche in which the Fund has invested divided by the estimated enterprise value of the portfolio company. Based on latest information tracked on the Fund’s underlying portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
16)	Weighted average yield is represented by yield-to-worst, which is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
17)	“Residual” represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
18)	As of December 31, 2025.

APOLLO DIVERSIFIED CREDIT FUND

19)	Assets under management (“AUM”) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: the net asset value, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations, collateralized debt obligations, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above.

Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways.

Apollo uses AUM, Gross capital deployment and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.

Apollo Diversified Credit Fund	Portfolio Update

December 31, 2025

Performance (for the period ended December 31, 2025)

	6 Month	1 Year	3 Year^	5 Year^	Since Inception^	Inception
Apollo Diversified Credit Fund - A - With Load*	-0.86%	3.68%	9.68%	5.44%	5.31%	4/3/17
Apollo Diversified Credit Fund - A - Without Load	5.21%	9.98%	11.86%	6.70%	6.03%	4/3/17
Apollo Diversified Credit Fund - C - With Load**	3.82%	8.18%	11.03%	6.22%	5.76%	4/3/17
Apollo Diversified Credit Fund - C - Without Load	4.82%	9.18%	11.03%	6.22%	5.76%	4/3/17
Apollo Diversified Credit Fund - I - NAV	5.34%	10.26%	12.13%	6.85%	6.12%	4/3/17
Apollo Diversified Credit Fund - L - With Load***	0.62%	5.08%	9.97%	5.60%	5.38%	9/5/17
Apollo Diversified Credit Fund - L - Without Load	5.08%	9.72%	11.57%	6.53%	5.93%	9/5/17
Apollo Diversified Credit Fund - F - NAV	6.64%	12.42%	14.56%	8.36%	7.01%	9/25/17
Apollo Diversified Credit Fund - M - NAV	5.24%	11.30%	11.95%	N/A	6.29%	11/2/21
ICE BofA ML US High Yield Index	3.78%	8.50%	10.03%	4.50%	5.12%	4/3/17
Morningstar LSTA US Leveraged Loan Index	3.01%	5.90%	9.29%	6.42%	5.37%	4/3/17
50% Morningstar LSTA US Leveraged Loan, 50% ICE BofA ML US High Yield	3.40%	7.20%	9.68%	5.49%	5.27%	4/3/17

^	Annualized
*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00% on shares repurchased during the first 365 days after their purchase.
***	Adjusted for initial maximum sales charge of 4.25%.

The Fund has chosen to benchmark against a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% ICE BofA ML US High Yield Index to align with target portfolio asset allocation. Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market. ICE BofA Merrill Lynch U.S. High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. The Fund's current performance is available by calling 1-888-926-2688 or by visiting www.apollo.com/adcf

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/ or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Fund's Board of Trustees (the "Board" or the "Trustees"). The Expense Limitation Agreements will remain in effect at least through April 30, 2026. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Management Agreement between the Adviser and the Fund terminates. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. The voluntary waiver was separate and apart from the contractual waiver. Fund returns would have been lower in the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses. Please review the Fund's Prospectus for additional information regarding the Fund's fees and expenses.

Annual Report | December 31, 2025	16

Apollo Diversified Credit Fund	Portfolio Update

December 31, 2025

Performance of $10,000 Initial Investment (for the period ended December 31, 2025)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

17	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (110.23%)(b)
AEROSPACE & DEFENSE (2.10%)
Kaman Corp, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 2.50%	6.28%	02/26/32	$53,524	$53,806
Kaman Corp, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.38%	02/26/32	5,909,957	5,941,014
MRO Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.16%	10/04/32	14,962,500	14,850,281
Titan BW Borrower LP, First Lien Term Loan (2.88% PIK)(d)(e)(f)(g)	United States	3M SOFR + 5.25%	9.60%	07/24/32	13,688,531	13,551,646
						34,396,747
AUTOMOBILE COMPONENTS (1.52%)
Mavis Tire Express Services TopCo, L.P., First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	6.72%	05/04/28	3,141,230	3,156,261
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan, A(c)(d)(f)(g)	United States	3M SOFR + 4.75%	8.45%	02/13/32	407,505	403,634
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan, B(c)(d)(f)(g)	United States	3M SOFR + 4.75%	8.48%	02/13/32	2,048,971	2,029,300
Truck-Lite Co., LLC, First Lien Incremental Term Loan(d)(f)(g)	United States	3M SOFR + 4.75%	8.48%	02/13/32	535,970	530,878
Truck-Lite Co., LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.75%	8.48%	02/13/32	18,913,895	18,734,213
						24,854,286
BANKS (2.61%)
January Capital Holdco, LLC, First Lien Term Loan (7.06% PIK)(d)(f)(g)	United States	3M SOFR + 3.00%	7.06%	09/13/29	11,618,570	11,618,570
Patrimonio Autonomo FC - Bayport Nomura B, First Lien Term Loan(f)(h)	Colombia		19.91%	06/30/28	5,034,314	5,034,314
Pluto Holdco Limited, First Lien Term Loan (5.96% PIK)(d)(f)(g)	United Kingdom	3M EURIBOR + 3.85%	5.96%	06/05/26	€13,808,888	16,187,616
Stone Ridge Archimedes Master LP, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.25%	8.01%	08/01/28	$10,000,000	9,989,000
						42,829,500
BEVERAGES (0.55%)
Sazerac Co Inc, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.28%	07/09/32	8,977,500	9,006,183

BUILDING PRODUCTS (1.89%)
CP Atlas Buyer, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	8.97%	07/08/30	9,975,000	9,675,750
LBM Acquisition, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	8.73%	06/06/31	7,481,250	7,490,153
LHS Borrower LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	PRIME + 4.25%	11.00%	09/04/31	133,624	131,619
LHS Borrower LLC, First Lien Term Loan(d) (e)(f)	United States	3M SOFR + 5.25%	8.97%	09/04/31	13,834,389	13,626,873
						30,924,395
CAPITAL MARKETS (2.71%)
Focus Financial Partners, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.22%	09/15/31	6,930,044	6,949,517
Hudson River Trading LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.75%	6.49%	03/18/30	2,984,887	3,001,259
Jane Street Group, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.00%	5.82%	12/15/31	7,167,816	7,143,159

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	18

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CAPITAL MARKETS (continued)
Russell Investments US Institutional Holdco Inc, First Lien Term Loan (1.25% PIK)(d)(e)(f)(g)	United States	3M SOFR + 6.25%	9.94%	12/29/32	$27,735,849	$27,319,811
						44,413,746
CHEMICALS (0.74%)
Heubach Holdings USA LLC, First Lien Term Loan(f)(i)(j)	United States		13.75%	01/03/29	194,061	97,031
Ineos Us Finance LLC, First Lien Term Loan(d)(e)	Luxembourg	3M SOFR + 2.50%	6.32%	11/08/28	4,488,342	3,980,598
Olympus Water US Holding Corporation, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	6.92%	11/03/32	4,884,000	4,861,509
SK Neptune Husky Group Sarl (Luxembourg Investment Company 428 SARL), First Lien Term Loan(f)(i)(j)	Luxembourg		10.75%	01/03/29	3,835,146	0
Tronox Finance LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.25%	5.92%	04/04/29	3,914,644	3,219,795
						12,158,933
COMMERCIAL SERVICES & SUPPLIES (5.88%)
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	6.97%	08/20/32	3,451,528	3,473,635
Arcwood Environmental, Inc., First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.84%	01/31/31	655,738	652,459
Arcwood Environmental, Inc., First Lien Delayed Draw Term Loan, Amendment 2(d)(f)	United States	3M SOFR + 5.00%	8.70%	01/31/31	390,869	388,915
Arcwood Environmental, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.09%	01/31/31	4,329,670	4,329,670
Arcwood Environmental, Inc., First Lien Term Loan, Amendment(d)(e)(f)	United States	3M SOFR + 5.00%	8.67%	01/31/31	1,225,710	1,219,582
Arcwood Environmental, Inc., First Lien Term Loan, Amendment 2(d)(e)(f)	United States	3M SOFR + 5.00%	8.67%	01/31/31	435,540	433,362
Auctane, Inc. (fka Stamps.com Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.75%	9.58%	10/05/28	9,748,744	9,456,281
AVSC Holding Corp., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	8.72%	12/05/31	13,448,543	13,314,058
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.72%	10/01/29	7,184,913	7,113,064
Garda World Security Corporation, First Lien Term Loan(d)(e)	Canada	3M SOFR + 3.00%	6.75%	02/01/29	8,932,500	8,981,629
Indy US Holdco LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.25%	5.97%	10/31/30	10,323,125	10,351,823
LABL, Inc., First Lien Term Loan(d)(f)	United States	3M EURIBOR + 5.00%	7.07%	10/30/28	€1,240,413	726,242
LABL, Inc., First Lien Term Loan(d)(f)	United States	1M SOFR + 5.00%	8.94%	10/30/28	$21,164,585	10,544,196
Pye-Barker Fire & Safety LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.21%	12/16/32	3,480,000	3,505,735
R. R. Donnelley & Sons Company, First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.47%	08/08/29	1,970,238	1,950,535
R. R. Donnelley & Sons Company, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.47%	08/08/29	8,463,997	8,379,357

See Notes to Consolidated Financial Statements.
19	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL SERVICES & SUPPLIES (continued)
Trugreen Limited Partnership, First Lien Term Loan(d)	United States	1M SOFR + 4.00%	7.82%	11/02/27	$11,871,175	$11,660,462
						96,481,005
COMMUNICATIONS EQUIPMENT (0.90%)
Commscope, LLC (f/k/a Commscope, Inc.), First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	8.47%	12/17/29	14,686,241	14,732,944

CONSTRUCTION & ENGINEERING (1.15%)
Blackfin Pipeline LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	6.75%	09/29/32	4,000,000	4,012,500
Fire Flow Intermediate Corporation, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.59%	07/10/31	14,850,000	14,887,125
						18,899,625
CONSUMER STAPLES DISTRIBUTION & RETAIL (3.12%)
Bellis Acquisition Company PLC, First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 4.00%	6.08%	05/14/31	€3,000,000	3,215,220
Bellis Acquisition Company PLC, First Lien Term Loan(d)(f)	United Kingdom	3M SONIA + 5.75%	9.79%	10/22/29	£12,000,000	15,855,069
Market Bidco Limited, First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 4.50%	6.55%	11/04/30	€4,500,000	5,259,545
Nourish Buyer I Inc, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.25%	07/09/32	$16,957,500	17,074,168
Viking Baked Goods Acquisition Corporation, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.67%	11/04/31	9,900,000	9,776,250
						51,180,252
CONTAINERS & PACKAGING (1.65%)
BradyPLUS Holdings LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.50%	7.19%	12/29/32	5,000,000	4,955,200
Trident TPI Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 3.75%	7.42%	09/15/28	23,016,523	22,165,142
						27,120,342
DIVERSIFIED CONSUMER SERVICES (2.26%)
Eagle Bidco Limited, First Lien Term Loan(d)	United Kingdom	3M SONIA COMP + 4.75%	8.48%	02/29/32	£8,000,000	10,845,566
Excelligence Learning Corporation, First Lien Revolving Term Loan(c)(d)(f)	United States	PRIME + 4.75%	11.50%	01/18/30	$284,932	273,535
Excelligence Learning Corporation, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.75%	9.42%	01/18/30	11,022,842	10,581,929
Ichnaea UK Bidco Limited, First Lien Term Loan B(d)(f)	United Kingdom	3M SONIA + 6.00%	9.78%	10/05/29	£5,000,000	6,672,328
International Schools Partnership Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M EURIBOR + 5.25%	7.30%	07/06/28	€4,289,103	5,015,346
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	1M SOFR + 5.00%	8.87%	08/02/30	$766,917	749,661
WH BorrowerCo, LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.82%	08/02/30	116,541	113,919
WH BorrowerCo, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.90%	08/02/30	2,869,674	2,805,106
						37,057,390
DIVERSIFIED TELECOMMUNICATION SERVICES (1.97%)
CSC Holdings, LLC, First Lien Revolving Term Loan(c)(d)	United States	3M SOFR + 2.25%	5.83%	07/13/27	11,329,365	10,120,862

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	20

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
CSC Holdings, LLC, First Lien Term Loan(d) (e)	United States	PRIME + 1.50%	8.25%	04/15/27	$13,931,342	$12,209,776
Windstream Services, LLC (fka Windstream Corporation), First Lien Term Loan(d)(e)	United States	3M SOFR + 4.00%	7.72%	10/06/32	10,000,000	10,050,000
						32,380,638
ELECTRIC UTILITIES (0.51%)
BGIF IV Fearless Utility Services, Inc., First Lien Delayed Draw Term Loan(c) (d)(f)	United States	3M SOFR + 5.00%	8.73%	06/09/31	1,882,075	1,877,370
BGIF IV Fearless Utility Services, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.73%	06/09/31	6,428,066	6,411,996
						8,289,366
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.27%)
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Incremental Term Loan(f)(k)	Netherlands		8.52%	08/30/28	€7,716,063	4,443,274
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Term Loan(k)	Netherlands		8.93%	08/30/28	$87,188	42,232
						4,485,506
ENTERTAINMENT (1.18%)
Playtika Holding Corp., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.75%	6.58%	03/13/28	19,921,602	19,295,964

FINANCIAL SERVICES (11.11%)
Accel International Holdings, LLC, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.22%	04/26/32	8,532,110	8,553,440
Ascensus Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	6.72%	11/24/32	4,960,336	4,961,328
BCPE Maverick Parent, LP, First Lien Delayed Draw Term Loan (3.25% PIK)(c)(d)(f)(g)	United States	3M SOFR + 3.25%	6.92%	10/14/27	31,002,020	30,995,819
Bridgepoint Europe VI Finance SARL, First Lien Term Loan (5.27% PIK)(d)(f)(g)	Luxembourg	3M EURIBOR + 3.50%	5.27%	06/25/30	€5,653,275	6,656,344
Cerity Partners Equity Holding LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.17%	07/28/31	$118,899	118,304
CFC USA 2025 LLC, First Lien Term Loan(d) (e)	United States	3M SOFR + 3.75%	7.16%	07/01/32	5,000,000	4,881,250
Crete P.A. Holdco, LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 4.75%	8.57%	11/26/30	2,319,767	2,302,369
Crete P.A. Holdco, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.75%	8.57%	11/26/30	2,325,581	2,308,140
Evoriel, First Lien Delayed Draw Term Loan (0.25% PIK)(c)(d)(f)(g)	France	6M EURIBOR + 5.25%	7.07%	04/02/31	€1,370,003	1,601,976
Evoriel, First Lien Term Loan (0.25% PIK)(d)(f)(g)	France	6M EURIBOR + 5.25%	7.07%	04/02/31	2,854,173	3,337,449
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.22%	10/04/30	$3,340,012	3,323,980
GC Waves Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.22%	10/04/30	6,289,318	6,259,129
Hurricane Cleanco Limited, First Lien Term Loan (6.25% PIK)(d)(f)(g)	United Kingdom	3M SONIA + 6.25%	12.50%	11/21/29	£5,667,907	7,659,128
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.65%	09/01/31	$260,261	258,309

See Notes to Consolidated Financial Statements.
21	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FINANCIAL SERVICES (continued)
Jensen Hughes, Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.65%	09/01/31	$4,780,811	$4,744,955
Madonna Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	Jersey	3M SONIA + 5.25%	8.98%	10/27/31	£56,667	75,238
Madonna Bidco Limited, First Lien Term Loan(d)(f)(g)	Jersey	3M SONIA + 5.25%	8.98%	10/27/31	5,444,444	7,228,730
Paisley Bidco Limited, First Lien Delayed Draw Term Loan 4(d)(f)(g)	United Kingdom	6M EURIBOR + 5.50%	8.12%	05/07/31	360,468	470,100
Paisley Bidco Limited, First Lien Delayed Draw Term Loan 5(c)(d)(f)(g)	United Kingdom	6M EURIBOR + 5.50%	7.57%	05/07/31	2,362,500	3,081,023
Paisley Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	6M EURIBOR + 5.50%	7.57%	05/07/31	€1,825,038	2,080,438
Paisley Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.50%	9.47%	05/07/31	£5,314,494	6,930,827
RE Closing Buyer Corp., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.50%	9.17%	09/27/31	$1,588,000	1,556,240
RE Closing Buyer Corp., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.50%	9.17%	09/27/31	9,875,000	9,677,500
Saber Parent Holdings Corp, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.21%	12/16/32	14,853,659	14,779,390
Stretto, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	8.98%	10/13/28	13,687,500	13,413,750
SVF II Finco (Cayman) LP, First Lien Delayed Draw Term Loan(d)(f)	Japan	3M SOFR + 3.25%	6.92%	04/25/29	14,897,520	14,897,520
Tulip Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M SONIA + 5.87%	9.60%	12/13/27	£2,207,228	2,930,594
VEPF VII Holdings, L.P., First Lien Term Loan (5.25% PIK)(d)(f)(g)	United States	3M SOFR + 4.50%	8.32%	02/28/28	$3,223,269	3,267,105
Violin Finco Guernsey Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	8.98%	06/24/31	£5,643,096	7,549,534
WH Borrower, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.39%	02/20/32	$6,162,271	6,199,337
						182,099,246
FOOD PRODUCTS (1.46%)
Froneri Lux FinCo SARL, First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 2.75%	4.87%	09/30/32	€10,000,000	11,810,746
Froneri US, Inc, First Lien Term Loan(d)(e)	United States	6M SOFR + 2.25%	6.12%	09/30/32	$8,000,000	8,011,160
Primary Products Finance LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	6.90%	04/01/29	4,222,437	4,178,101
						24,000,007
GAS UTILITIES (0.77%)
CP2 LNG Holdings, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.50%	7.22%	07/28/28	9,363,333	9,082,433
CP2 LNG Holdings, LLC, First Lien Term Loan, Reserve(d)(f)	United States	3M SOFR + 3.50%	7.22%	07/28/28	636,667	617,567
Venture Global Plaquemines Lng LLC, Contingency Reserve Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 2.23%	5.94%	05/25/29	325,743	324,929
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 2.23%	5.94%	05/25/29	2,604,189	2,597,678
						12,622,607
GROUND TRANSPORTATION (0.21%)
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Revolving Term Loan(c)(d)(e)(f)	United States	3M SOFR + 4.75%	8.47%	03/31/28	27,778	27,500

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	22

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
GROUND TRANSPORTATION (continued)
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.59%	06/30/28		$3,506,626	$3,471,560
							3,499,060
HEALTH CARE EQUIPMENT & SUPPLIES (0.94%)
Bausch + Lomb Corporation, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.25%	7.97%	01/15/31		2,745,205	2,777,461
Heartbeat BidCo GmbH, First Lien Term Loan(d)(f)	Germany	6M EURIBOR + 6.50%	8.52%	06/28/30		€4,000,000	4,677,290
Spruce Bidco II Inc., First Lien Term Loan(d)(f)(g)	United States	TONA + 5.00%	5.75%	01/30/32		¥65,278,593	415,701
Spruce Bidco II Inc., First Lien Term Loan (2.50% PIK)(d)(f)(g)	United States	3M CORRA + 4.75%	7.00%	01/30/32	CAD	610,509	444,799
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.75%	8.45%	01/30/32		$3,372,046	3,346,756
Zeus Company LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.50%	9.17%	02/28/31		348,772	323,486
Zeus Company LLC, First Lien Term Loan (3.00% PIK)(d)(e)(f)(g)	United States	3M SOFR + 6.00%	9.67%	02/28/31		3,772,756	3,499,231
							15,484,724
HEALTH CARE PROVIDERS & SERVICES (8.38%)
Advarra Holdings, Inc., First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.22%	09/15/31		3,593,414	3,575,447
Advarra Holdings, Inc., First Lien Incremental Term Loan 2(d)(e)(f)	United States	3M SOFR + 4.50%	8.22%	09/15/31		4,987,342	4,962,405
Advarra Holdings, Inc., First Lien Term Loan B Refinance(d)(e)(f)	United States	3M SOFR + 4.50%	8.22%	09/15/31		8,934,138	8,889,467
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.73%	10/31/30		16,840,967	16,756,763
Coding Solutions Acquisition Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.72%	08/07/31		4,405,825	4,339,737
Coding Solutions Acquisition Inc, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.72%	08/07/31		431,792	425,316
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M SONIA COMP + 5.50%	9.26%	09/30/31		£300,000	397,307
EHC Holdings Holdco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.50%	9.23%	09/30/31		6,000,000	7,946,136
Ensemble RCM, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	6.84%	08/01/29		$3,556,154	3,577,740
ExactCare Parent, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.50%	9.39%	11/05/29		4,429,303	4,429,303
Hanger, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 3.50%	7.22%	10/23/31		335,233	336,755
Hanger, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 3.50%	7.22%	10/23/31		4,396,435	4,416,395
OMH-Healthedge Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.08%	04/01/30		16,143,460	16,062,742
One Call Corporation (fka Opal Acquisition, Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.75%	9.47%	09/10/30		16,763,240	16,511,792
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited, First Lien Term Loan(d)(f)	United Kingdom	3M SONIA + 6.00%	9.75%	11/19/29		£3,703,704	4,892,541
Radiology Partners, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.17%	06/30/32		$6,982,500	6,978,695

See Notes to Consolidated Financial Statements.
23	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE PROVIDERS & SERVICES (continued)
Schoen Klinik SE, First Lien Term Loan(d)(f)	Germany	3M EURIBOR + 4.50%	6.52%	01/12/31	€7,000,000	$8,144,126
Sparkle Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	8.99%	10/14/32	£400,000	531,090
Sparkle Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	9.01%	10/14/32	9,500,000	12,613,396
Tivity Health, Inc., First Lien Term Loan(d) (e)(f)	United States	3M SOFR + 5.00%	8.72%	06/28/29	$7,258,219	7,258,219
US Fertility Enterprises, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.50%	7.22%	12/10/32	4,342,105	4,363,816
						137,409,188
HEALTH CARE TECHNOLOGY (4.17%)
Acentra Holdings, LLC (fka CNSI Holdings, LLC), First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 5.50%	9.17%	12/17/29	8,730,000	8,730,000
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Incremental Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.47%	09/02/31	2,189,100	2,167,209
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Term Loan(d) (e)(f)	United States	3M SOFR + 4.75%	8.47%	09/02/31	5,107,901	5,056,822
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Term Loan 2025-B(d)(e)(f)	United States	3M SOFR + 4.75%	8.47%	09/02/31	14,126,984	13,985,714
Gainwell Acquisition Corp. (Milano Acquisition Corp), First Lien Term Loan(d)	United States	3M SOFR + 4.00%	7.77%	10/01/27	17,158,459	16,888,214
Goldeneye Parent, LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.75%	8.47%	03/31/32	6,518,676	6,534,973
Inovalon Holdings, Inc., First Lien Term Loan (2.75% PIK)(d)(f)(g)	United States	3M SOFR + 2.75%	9.67%	11/24/28	9,237,344	8,729,290
Inovalon Holdings, Inc., Second Lien Term Loan (12.60% PIK)(d)(f)(g)	United States	3M SOFR + 8.50%	12.60%	11/25/33	86,900	56,919
Wisdom Purchaser, LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.50%	8.37%	07/24/32	6,343,750	6,312,031
						68,461,172
HOTELS, RESTAURANTS & LEISURE (4.69%)
Cedar Fair, L.P., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.00%	5.72%	05/01/31	11,625,972	11,512,095
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 6.75%	10.47%	07/18/28	530,645	520,032
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan, Amendment 2(d)(f)	United States	3M SOFR + 6.75%	10.47%	07/18/28	551,188	540,164
CircusTrix Holdings LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 6.75%	10.47%	07/18/28	107,527	105,376
CircusTrix Holdings LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.75%	10.47%	07/18/28	4,099,194	4,017,210
Crunch Fitness Merger Sub, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.22%	09/26/31	8,801,471	8,823,474
Delivery Hero Finco LLC, First Lien Term Loan(d)	United States	3M SOFR + 5.00%	8.84%	12/12/29	12,876,110	12,945,899
Endeavor Operating Co LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 3.00%	6.72%	03/24/32	8,955,000	9,017,685

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	24

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HOTELS, RESTAURANTS & LEISURE (continued)
Endeavor Operating Co LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 3.75%	7.47%	03/24/28	$3,603,375	$3,603,375
Intralot Capital Luxembourg SA, First Lien Term Loan(d)(f)	Greece	3M SONIA + 5.50%	9.23%	09/18/31	£6,000,000	7,925,917
Joker Holdco 3 SARL, First Lien Term Loan(d)(f)	Luxembourg	6M EURIBOR + 6.00%	8.07%	04/19/31	€4,625,000	5,394,529
OB Global Openbet Holdings 2 LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.00%	9.69%	09/24/29	$8,925,000	8,835,750
Scientific Games Holdings LP, First Lien Term Loan(d)	United States	3M SOFR + 3.00%	6.65%	04/04/29	3,715,593	3,655,234
						76,896,740
HOUSEHOLD DURABLES (0.68%)
Poly-Wood, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.88%	8.59%	03/20/30	3,572,672	3,554,809
Poly-Wood, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.88%	8.59%	03/20/30	972,145	967,284
Restoration Hardware, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.33%	10/20/28	3,681,098	3,638,379
Weber-Stephen Products LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.75%	7.41%	10/01/32	3,000,000	3,008,250
						11,168,722
INSURANCE (6.85%)
Acropole Holding SAS, First Lien Term Loan(d)	France	3M EURIBOR + 3.50%	5.52%	07/26/32	€20,000,000	23,818,808
Alera Group Intermediate Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	6.97%	05/30/32	$9,975,000	10,034,301
Asurion, LLC (fka Asurion Corporation), First Lien Term Loan(d)(e)	United States	1M SOFR + 4.25%	7.97%	09/19/30	14,925,000	14,937,836
Galway Borrower LLC, First Lien Delayed Draw Term Loan(d)(f)(g)	United States	3M SOFR + 4.50%	8.17%	09/29/28	70,285	70,285
Galway Borrower LLC, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United States	3M SOFR + 4.50%	8.17%	09/29/28	76,309	76,309
Galway Borrower LLC, First Lien Revolving Term Loan(c)(d)(f)(g)	United States	3M SOFR + 4.50%	8.19%	09/29/28	58,230	58,230
Galway Borrower LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.17%	09/29/28	3,734,906	3,744,243
Higginbotham Insurance Agency, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.22%	06/11/31	6,334,070	6,302,399
Hyperion Refinance SARL, First Lien Delayed Draw Term Loan(c)(d)(f)	United Kingdom	3M SOFR + 4.75%	8.47%	02/15/31	6,900,000	6,900,000
Hyperion Refinance SARL, First Lien Term Loan(d)(e)	United Kingdom	3M SOFR + 2.75%	6.47%	02/15/31	10,833,398	10,873,049
IRIS Specialty Acquisition LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.17%	11/20/32	11,390,785	11,333,831
Koala Investment Holdings, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.25%	7.92%	08/29/32	7,821,716	7,743,499
SG Acquisition, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.71%	04/03/30	10,060,785	10,060,785
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.46%	10/31/31	387,684	383,807
Thg Acquisition, LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.44%	10/31/31	87,827	86,949
Thg Acquisition, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.75%	8.47%	10/31/31	5,950,263	5,890,760
						112,315,091

See Notes to Consolidated Financial Statements.
25	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
INTERACTIVE MEDIA & SERVICES (1.86%)
Aurelia Netherlands B.V., First Lien Term Loan(d)(f)(g)	Netherlands	6M EURIBOR + 4.75%	6.78%	05/29/31	€15,000,000	$17,672,049
X Corp, First Lien Term Loan(h)	United States		9.50%	10/26/29	$12,444,281	12,424,246
X Corp, First Lien Term Loan(d)	United States	3M SOFR + 6.50%	10.45%	10/26/29	366,381	360,756
						30,457,051
IT SERVICES (1.38%)
Financiere Astek, First Lien Delayed Draw Term Loan(c)(d)(f)	France	3M EURIBOR + 6.50%	8.77%	04/25/31	€1,912,000	2,218,892
Financiere Astek, First Lien Term Loan(d)(f)	France	3M EURIBOR + 6.50%	8.77%	04/25/31	4,662,000	5,410,291
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(d) (f)(g)	United Kingdom	6M EURIBOR + 4.90%	8.68%	07/11/29	1,750,000	2,046,315
Investment Company 24 Bidco Limited, First Lien Incremental Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	1M EURIBOR + 4.90%	8.63%	07/11/29	435,830	509,626
Investment Company 24 Bidco Limited, First Lien Term Loan (1.73% PIK)(d)(f)(g)	United Kingdom	6M EURIBOR + 4.90%	6.92%	07/11/29	1,410,281	1,649,074
Investment Company 24 Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA COMP + 4.90%	8.63%	07/11/29	£2,295,636	3,078,919
Vensure Employer Services, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.81%	09/27/31	$7,801,712	7,684,686
						22,597,803
LEISURE PRODUCTS (1.22%)
Kingpin Intermediate Holdings LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	6.97%	09/22/32	3,071,536	3,017,785
Neutron Holdings, Inc., First Lien Term Loan(f)(h)	United States		10.00%	09/30/26	10,000,000	10,000,000
Peloton Interactive, Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.50%	9.22%	05/30/29	6,895,000	6,963,950
						19,981,735
LIFE SCIENCES TOOLS & SERVICES (0.91%)
Curia Global, Inc., First Lien Term Loan (3.25% PIK)(d)(e)(f)(g)	United States	3M SOFR + 6.25%	10.07%	12/06/29	15,363,097	14,940,612

MACHINERY (2.17%)
Ideal Components Acquisition, LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.72%	06/30/32	152,672	151,527
Ideal Components Acquisition, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.67%	06/30/32	7,462,214	7,406,247
JPW Industries Holding Corporation, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.88%	9.75%	11/22/28	7,717,395	7,601,634
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.50%	10.22%	10/02/29	4,887,500	4,805,879
Titan Acquisition Ltd of Canada, First Lien Term Loan(d)(e)	Canada	3M SOFR + 3.75%	7.53%	02/15/29	8,950,979	9,029,927
Uft Buyer LLC, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.27%	12/06/32	6,646,341	6,579,878
						35,575,092
MEDIA (2.06%)
Radiate Holdco, LLC, First Lien Delayed Draw Term Loan(c)(d)	United States	1M SOFR + 4.00%	7.72%	06/26/29	169,254	169,112
Radiate Holdco, LLC, First Lien Term Loan (1.50% PIK)(d)(g)	United States	3M SOFR + 3.50%	7.33%	09/25/29	22,735,651	17,607,814

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	26

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA (continued)
Radiate Holdco, LLC, First Lien Term Loan(d)	United States	1M SOFR + 4.00%	7.72%	06/26/29	$169,254	$169,113
Wasserman Media Group LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	6.72%	06/23/32	4,987,500	5,018,672
Ziggo B.V., First Lien Term Loan(d)	Netherlands	6M EURIBOR + 3.00%	4.94%	01/31/29	€5,800,000	6,795,908
Ziggo Financing Partnership, First Lien Term Loan(d)(e)	Netherlands	3M SOFR + 3.25%	7.03%	01/15/33	$4,000,000	3,978,760
						33,739,379
PAPER & FOREST PRODUCTS (0.28%)
Ahlstrom Holding 3 Oy (SpA Holdings 3 Oy), First Lien Term Loan(d)(e)	Finland	6M SOFR + 4.25%	8.18%	05/23/30	4,542,420	4,578,623

PERSONAL CARE PRODUCTS (1.66%)
KDC/ONE Development Corporation, Inc., First Lien Term Loan(d)(e)	Canada	3M SOFR + 3.50%	7.22%	08/15/28	7,797,184	7,709,466
Parfums Holding Company, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	8.92%	06/27/30	8,347,336	8,284,731
Silk Holdings III Corp., First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.34%	12/03/32	167,116	165,445
Silk Holdings III Corp., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.34%	12/03/32	11,164,420	11,052,775
						27,212,417
PHARMACEUTICALS (2.03%)
Cheplapharm Arzneimittel GmbH, First Lien Term Loan(d)	Germany	6M EURIBOR + 4.00%	6.03%	02/22/29 €	3,750,000	4,421,824
Creek Parent, Inc., First Lien Term Loan(d) (f)(g)	United States	3M SOFR + 5.00%	8.73%	12/18/31 $	8,677,286	8,590,513
GENMAB A/S/GENMAB FINANCE LLC, First Lien Term Loan(d)	Denmark	3M SOFR + 3.00%	6.73%	12/12/32	5,000,000	5,029,700
Kairos Intermediateco AB, First Lien Term Loan(d)(f)(g)	Sweden	6M EURIBOR + 4.75%	6.85%	08/26/32 €	5,146,385	6,017,784
Kairos Intermediateco AB, First Lien Term Loan(d)(f)	Sweden	3M SONIA + 4.75%	8.48%	08/26/32 £	3,373,741	4,524,879
Kairos Intermediateco AB, First Lien Term Loan(d)(f)(g)	Sweden	3M NIBOR + 4.75%	8.90%	08/26/32 kr	47,421,321	4,680,974
						33,265,674
PROFESSIONAL SERVICES (3.72%)
AlixPartners, LLP, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.00%	5.72%	08/12/32 $	5,000,000	5,014,375
BDO USA, P.A., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.27%	08/31/28	3,408,187	3,359,791
BDO USA, P.A., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.86%	08/31/28	19,228,957	19,182,807
Deerfield Dakota Holding, LLC, First Lien Term Loan (2.75% PIK)(d)(f)(g)	United States	3M SOFR + 5.75%	9.42%	09/13/32	9,219,683	9,127,486
EAB Global, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	6.72%	08/16/30	5,453,548	4,862,520
Grant Thornton Advisors Holdings LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	6.72%	06/02/31	6,982,500	7,018,669
Legends Hospitality Holding Company, LLC, First Lien Delayed Draw Term Loan (2.50% PIK)(c)(d)(f)(g)	United States	3M SOFR + 5.00%	8.73%	08/22/31	247,913	245,433
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan(c) (d)(f)	United States	3M SOFR + 5.00%	8.72%	08/22/30	195,000	193,050

See Notes to Consolidated Financial Statements.

27	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
PROFESSIONAL SERVICES (continued)
Legends Hospitality Holding Company, LLC, First Lien Term Loan (2.75% PIK)(d)(e)(f)(g)	United States	3M SOFR + 5.50%	9.23%	08/22/31	$5,241,535	$5,189,119
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan(c)(d)(f)	Ireland	3M SOFR + 5.25%	7.27%	03/19/32	346,193	343,597
Sigma Irish Acquico Limited, First Lien Term Loan(d)(f)	Ireland	3M EURIBOR + 5.25%	7.27%	03/19/32	€2,898,581	3,380,860
Sigma Irish Acquico Limited, First Lien Term Loan(d)(f)	Ireland	1M SOFR + 5.25%	8.91%	03/19/32	$3,042,988	3,020,166
						60,937,873
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.13%)
Kronos I UK Ltd, First Lien Delayed Draw Term Loan(d)(f) United Kingdom		3M SOFR + 2.50%	6.19%	08/21/27	17,500,000	17,500,000
Kronos I UK Ltd, First Lien Term Loan(d)(f)	United Kingdom	3M SOFR + 2.50%	6.50%	09/21/27	17,500,000	17,500,000
						35,000,000
SOFTWARE (12.52%)
Anaplan, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.32%	06/21/29	10,491,956	10,491,956
Armstrong Bidco Limited, First Lien Delayed Draw Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	8.98%	06/28/29	£2,057,000	2,613,291
Armstrong Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	8.98%	06/28/29	3,943,000	5,009,338
Artifact Bidco, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.15%	7.82%	07/28/31	$6,339,901	6,339,902
Azurite Intermediate Holdings, Inc., First Lien Delayed Draw Term Loan (2.50% PIK)(d)(f)(g)	United States	3M SOFR + 6.00%	9.72%	03/19/31	3,750,000	3,740,625
Azurite Intermediate Holdings, Inc., First Lien Term Loan (2.50% PIK)(d)(f)(g)	United States	3M SOFR + 6.00%	9.72%	03/19/31	1,650,000	1,645,875
Cascade Intermediate II, Inc., First Lien Term Loan (13.00% PIK)(f)(g)(h)	United States		13.00%	09/24/33	1,597,158	1,565,215
Cascade Parent Inc., First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 5.75%	9.47%	09/24/31	10,491,075	10,333,709
Clover Holdings 2, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.00%	7.77%	12/09/31	4,975,000	4,985,099
Cotiviti, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.75%	6.45%	05/01/31	2,180,869	2,100,908
Cotiviti, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.75%	6.45%	03/26/32	11,278,304	10,855,424
Coupa Software Incorporated, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.09%	02/27/30	5,956,027	5,985,807
Crewline Buyer, Inc., First Lien Incremental Term Loan(d)(f)	United States	3M SOFR + 6.75%	10.59%	11/08/30	7,528,302	7,528,302
Databricks, Inc., First Lien Term Loan(d)	United States	3M SOFR + 4.50%	8.27%	01/03/31	7,368,996	7,497,953
Edition Holdings, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.20%	12/18/32	17,792,893	17,726,170
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.66%	07/02/31	574,933	580,683
Everbridge Holdings, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.66%	07/02/31	5,866,667	5,925,333
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.42%	09/30/30	1,975,000	1,975,000
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.42%	09/30/30	9,708,696	9,708,696
Homecare Software Solutions LLC, First Lien Term Loan (2.93% PIK)(d)(f)(g)	United States	3M SOFR + 5.56%	9.28%	06/14/31	10,362,654	10,362,654

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	28

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SOFTWARE (continued)
Jeppesen Holdings, LLC, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.75%	8.59%	11/01/32	$17,112,676	$16,984,331
MetaTiedot Midco SARL, First Lien Delayed Draw Term Loan(c)(d)(f)	Luxembourg	3M EURIBOR + 5.00%	7.06%	11/27/31	€314,583	369,697
MetaTiedot Midco SARL, First Lien Revolving Term Loan(d)(f)	Luxembourg	3M EURIBOR + 5.00%	7.06%	11/27/30	713,016	829,556
MetaTiedot Midco SARL, First Lien Term Loan(d)(f)	Luxembourg	3M EURIBOR + 5.00%	7.07%	11/27/31	3,522,300	4,139,402
MetaTiedot Midco SARL, First Lien Term Loan(d)(f)	Luxembourg	3M SOFR + 5.00%	8.82%	11/27/31	$2,637,753	2,617,970
Polaris Newco, LLC, First Lien Term Loan (6.25% PIK)(d)(e)	United States	3M SOFR + 3.75%	7.85%	06/02/28	11,713,154	11,322,286
QBS Parent, Inc., First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.22%	06/03/32	102,020	101,509
QBS Parent, Inc., First Lien Term Loan(d) (f)(g)	United States	3M SOFR + 4.50%	8.17%	06/03/32	8,493,354	8,450,887
Runway Bidco, LLC, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	8.67%	12/17/31	10,845,639	10,737,183
VS Buyer, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.25%	6.09%	04/12/31	1,872,751	1,883,285
X.AI LLC, First Lien Term Loan(h)	United States		12.50%	06/28/30	5,195,840	5,472,415
Zendesk, Inc., First Lien Delayed Draw Term Loan(d)(f)(g)	United States	3M SOFR + 5.00%	8.69%	11/22/28	2,218,780	2,213,233
Zendesk, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	8.69%	11/22/28	13,266,720	13,233,553
						205,327,247
SPECIALTY RETAIL (2.04%)
Altern Marketing, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.72%	06/13/28	5,743,645	5,758,004
EG Finco Ltd (fka Intervias Finco Ltd), First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 3.88%	5.94%	02/07/28	€9,996,652	11,840,803
Mahwah Bergen Retail Group, Inc. (Ascena Retail Group, Inc.), First Lien Term Loan(i)(j)(l)	United States		5.25%	08/21/22	$1,435,369	7,894
PetSmart LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.00%	7.73%	08/18/32	5,000,000	4,985,950
S&S Holdings LLC, First Lien Term Loan(d) (e)	United States	3M SOFR + 5.00%	8.73%	10/01/31	6,853,862	6,755,372
The Men's Wearhouse, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	9.60%	02/26/29	4,115,250	4,135,826
						33,483,849
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (2.25%)
VCI Asset Holdings 1 LLC, First Lien Term Loan(e)(f)(h) United States			10.00%	11/20/30	21,542,219	21,326,794
Victors Purchaser, LLC, First Lien Incremental Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.19%	12/23/32	7,830,851	7,811,274
Victors Purchaser, LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.23%	12/23/32	184,110	183,650
Victors Purchaser, LLC, First Lien Term Loan B Amendment(d)(f)(g)	United States	3M SOFR + 4.50%	8.19%	12/23/32	19,124	19,076
Victors Purchaser, LLC, First Lien Term Loan Refinance(d)(f)(g)	United States	3M SOFR + 4.50%	8.19%	12/23/32	7,596,069	7,577,078
						36,917,872
TEXTILES, APPAREL & LUXURY GOODS (1.49%)
ABG Intermediate Holdings 2 LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 2.25%	5.97%	02/14/32	416,850	417,736

See Notes to Consolidated Financial Statements.
29	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TEXTILES, APPAREL & LUXURY GOODS (continued)
ABG Intermediate Holdings 2 LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.25%	5.97%	12/21/28	$8,793,068	$8,817,293
IBG Borrower LLC, First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.82%	08/22/29	8,575,815	8,404,299
IBG Borrower LLC, First Lien Incremental Term Loan 2(d)(f)	United States	3M SOFR + 5.00%	8.82%	08/22/29	1,849,372	1,812,385
IBG Borrower LLC, First Lien Incremental Term Loan 6(d)(f)	United States	3M SOFR + 5.00%	8.82%	08/22/29	2,794,763	2,738,868
IBG Borrower LLC, First Lien Term Loan(d) (f)	United States	3M SOFR + 5.00%	8.82%	08/22/29	2,261,538	2,216,308
						24,406,889
TRADING COMPANIES & DISTRIBUTORS (0.58%)
WC ORS Buyer, Inc., First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.67%	08/07/31	1,506,666	1,491,599
WC ORS Buyer, Inc., First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.82%	08/07/31	272,866	270,138
WC ORS Buyer, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.67%	08/07/31	7,859,114	7,780,523
						9,542,260
TRANSPORTATION INFRASTRUCTURE (1.20%)
Elk Bidco, Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.17%	06/14/32	5,002,388	5,039,906
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.29%	10/15/31	961,963	959,558
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.14%	10/15/31	171,779	171,350
Geotechnical Merger Sub, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.40%	10/15/31	5,300,614	5,287,362
Project Ardent Bidco Limited, First Lien Term Loan(d)(f)	United Kingdom	3M SONIA + 5.50%	9.26%	11/12/31	£6,153,846	8,149,883
						19,608,059
WIRELESS TELECOMMUNICATION SERVICES (0.46%)
CCI Buyer, Inc., First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 5.00%	8.67%	05/13/32	$7,539,724	7,558,573

TOTAL BANK LOANS
(Cost $1,806,037,601)						1,807,594,387

CORPORATE BONDS (19.17%)

AEROSPACE & DEFENSE (0.20%)
Transdigm Inc.(h)(m)	United States		6.63%	03/01/32	3,214,000	3,344,688

BANKS (1.28%)
Quikrete Holdings, Inc.(h)(m)(n)	United States		6.38%	03/01/32	6,874,000	7,160,342
Sumitomo Mitsui Trust Bank Ltd(d)(f)	Japan	1M SOFR + 2.20%	6.53%	04/14/26	13,933,333	13,884,567
						21,044,909
BUILDING PRODUCTS (0.21%)
Park River Holdings, Inc.(h)(m)(n)	United States		8.00%	03/15/31	3,300,000	3,407,200

CAPITAL MARKETS (0.67%)
Kane Bidco Limited(d)(f)(m)	United Kingdom	3M SONIA + 5.00%	8.75%	03/21/30	£8,000,000	10,891,396

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	30

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CHEMICALS (0.61%)
Olympus Water US Holding Corporation(h)(m)(n)	United States		6.75%	08/01/32	$5,000,000	$4,986,670
Olympus Water US Holding Corporation(h)(m)(n)	United States		7.25%	02/15/33	5,000,000	5,032,680
						10,019,350
COMMERCIAL SERVICES & SUPPLIES (0.14%)
Garda World Security Corporation(h)(m)(n)	Canada		6.50%	01/15/31	2,237,000	2,289,013

CONSUMER FINANCE (0.05%)
Encore Capital Group, Inc.(h)(m)(n)	United States		4.25%	06/01/28	£672,000	869,107

CONSUMER STAPLES DISTRIBUTION & RETAIL (0.22%)
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc(h)(m)	United States		9.00%	02/15/29	$3,463,000	3,644,172

CONTAINERS & PACKAGING (1.67%)
Ardagh Group S.A.(h)(m)(n)	United States		9.50%	12/01/30	25,200,000	27,347,466

DIVERSIFIED TELECOMMUNICATION SERVICES (2.66%)
CSC Holdings, LLC(h)(m)(n)	United States		4.63%	12/01/30	2,125,000	759,292
CSC Holdings, LLC(h)(m)(n)	United States		5.75%	01/15/30	862,000	317,807
Level 3 Financing, Inc.(h)(m)(n)	United States		6.88%	06/30/33	3,641,533	3,733,478
Level 3 Financing, Inc.(h)(m)(n)	United States		7.00%	03/31/34	20,000,000	20,560,208
Windstream Services, LLC (fka Windstream Corporation)(h)(m)(n)	United States		7.50%	10/15/33	17,754,000	18,203,798
						43,574,583
ELECTRIC UTILITIES (0.41%)
Electricite de France S.A.(h)	France		6.88%	06/26/37	£5,000,000	6,766,883

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.62%)
Wolfspeed Inc (4.00% PIK)(g)(h)(m)	United States		9.88%	06/23/30	$9,368,685	10,200,156

FINANCING (0.22%)
Asurion LLC and Asurion Co-Issuer Inc(h) (m)	United States		8.00%	12/31/32	3,500,000	3,635,100

GAS UTILITIES (0.88%)
Venture Global Plaquemines Lng LLC(h) (m)(n)	United States		6.50%	01/15/34	6,054,000	6,210,012
Venture Global Plaquemines Lng LLC(h) (m)(n)	United States		6.75%	01/15/36	7,990,000	8,183,023
						14,393,035
HEALTH CARE PROVIDERS & SERVICES (0.64%)
CHS/Community Health Systems, Inc.(h) (m)(n)	United States		9.75%	01/15/34	10,000,000	10,524,776

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (1.24%)
XPLR Infrastructure Operating Partners LP(h)(m)(n)	United States		8.38%	01/15/31	6,878,000	7,226,341
XPLR Infrastructure Operating Partners LP(h)(m)(n)	United States		8.63%	03/15/33	12,393,000	13,030,324
						20,256,665

See Notes to Consolidated Financial Statements.
31	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
INSURANCE (0.38%)
Ardonagh Finco Ltd(h)(m)(n)	United Kingdom		7.75%	02/15/31 $	6,000,000	$6,297,985

LEISURE PRODUCTS (0.85%)
Kingpin Intermediate Holdings LLC(h)(m)(n)	United States		7.25%	10/15/32	14,675,000	13,915,063

MEDIA (2.50%)
Clear Channel Outdoor Holdings, Inc.(h) (m)(n)	United States		7.13%	02/15/31	2,131,000	2,233,175
Clear Channel Outdoor Holdings, Inc.(h) (m)(n)	United States		7.50%	03/15/33	955,000	1,011,503
Clear Channel Outdoor Holdings, Inc.(h) (m)(n)	United States		7.88%	04/01/30	2,654,000	2,796,859
EchoStar Corporation(h)(n)	United States		10.75%	11/30/29	20,107,641	22,256,834
VZ Secured Financing B.V.(h)(m)(n)	Netherlands		7.50%	01/15/33	12,500,000	12,708,318
						41,006,689
PHARMACEUTICALS (0.16%)
GENMAB A/S/GENMAB FINANCE LLC(h)(m)	Denmark		6.25%	12/15/32	2,564,000	2,632,073

PROFESSIONAL SERVICES (0.48%)
Xerox Corporation(f)(j)(o)	United States			01/30/26	8,000,000	7,880,000

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.26%)
Neinor DMP BidCo, S.A.U.(d)(f)(m)	Spain	3M EURIBOR + 5.25%	7.30%	12/31/29 €	3,674,471	4,253,460

SOFTWARE (0.90%)
Cloud Software Group, Inc.(h)(m)(n)	United States		6.50%	03/31/29 $	12,500,000	12,680,591
Cloud Software Group, Inc.(h)(m)	United States		6.63%	08/15/33	2,009,000	1,991,555
						14,672,146
SPECIALTY RETAIL (1.15%)
EG Global Finance PLC (3.75% PIK)(d)(f)(g)(m)	United Kingdom	3M SOFR + 7.50%	11.17%	11/30/28	11,488,868	12,206,923
Guitar Center, Inc.(g)(h)(m)(n)	United States		8.50%	01/15/29	8,153,250	6,685,994
						18,892,917
TEXTILES, APPAREL & LUXURY GOODS (0.77%)
Made in Italy 2 S.P.A., Series A Term Loan(d)(f)(g)	Italy	6M EURIBOR + 7.00%	9.04%	10/17/30 €	4,820,870	5,042,276
Made in Italy 2 S.P.A., Series B Term Loan(d)(f)(g)	Italy	6M EURIBOR + 7.00%	9.04%	10/17/30	7,179,130	7,508,845
						12,551,121
TOTAL CORPORATE BONDS
(Cost $306,346,999)						314,309,953

ASSET-BACKED SECURITIES (5.31%)

ABF Auto Loan Borrower Trust C - Carvana, Class B(f)(h)	United States		4.77%	05/10/33	$4,931,413	4,931,413
ABF Auto Loan Borrower Trust C - Carvana, Class C(f)(h)	United States		5.21%	05/10/33	1,137,314	1,137,314
ABF Auto Loan Borrower Trust C - Carvana, Class D(f)(h)	United States		7.19%	05/10/33	4,122,763	4,122,763
ABF Auto Loan Borrower Trust C - Carvana, Class R(d)(f)	United States			05/10/33	4,066,711	4,066,711

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	32

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ASSET-BACKED SECURITIES (continued)
AP Grange Holdings, LLC (6.50% PIK)(g)(h)	United States		6.50%	03/20/45	$15,005,667	$16,001,863
Carvana Auto Receivables Trust 2024- N2, Class D(h)(m)	United States		6.44%	09/10/30	5,200,000	5,363,129
Carvana Auto Receivables Trust 2024- N2, Class E(h)(m)	United States		8.16%	06/10/31	3,450,000	3,509,262
Carvana Auto Receivables Trust 2024- N2, Class R(m)	United States			06/10/31	5,400	2,761,942
Carvana Auto Receivables Trust 2024- N2, Class XS(m)	United States			06/10/31	5,400	286,646
Carvana Auto Receivables Trust 2025- N1, Class EX2(d)(m)	United States		7.70%	08/10/32	3,772	4,713,033
Central Plains LLC 2024-1(d)(f)(m)	United States	1M SOFR + 3.75%	3.98%	10/30/31	13,500,000	13,649,850
Nelnet Student Loan Trust 2021-A(d)(f)(m)	United States		8.03%	04/20/62	10,080	1,988,013
Nelnet Student Loan Trust 2021-B(d)(f)(m)	United States		9.93%	04/20/62	10,080	1,040,423
Nelnet Student Loan Trust 2021-C(d)(f)(m)	United States		2.86%	04/20/62	10,080	817,908
Nelnet Student Loan Trust 2021-D(d)(f)(m)	United States		3.83%	04/20/62	10,080	623,109
NMFC Senior Loan Program III LLC(d)(f)	United States	3M SOFR + 4.75%	8.63%	08/07/28	3,333,333	3,337,333
NMFC Senior Loan Program IV LLC(d)(f)	United States	3M SOFR + 4.75%	8.42%	07/11/30	3,901,786	3,902,176
PNMSR 2024-GT1 A, Class A(d)(m)	United States	1M SOFR + 3.20%	6.93%	03/25/29	10,000,000	10,127,521
QTS Project Ram(c)(d)(f)	United States	3M SOFR + 2.25%	5.95%	05/29/28	4,798,693	4,760,303
						87,140,712
TOTAL ASSET-BACKED SECURITIES
(Cost $87,742,391)						87,140,712

CONVERTIBLE CORPORATE BONDS (4.71%)

HOTELS, RESTAURANTS & LEISURE (1.36%)
Delivery Hero SE(h)(n)	Korea, South		3.25%	02/21/30	€19,400,000	22,207,885

MEDIA (3.35%)
EchoStar Corporation (3.88% PIK)(g)(h)(n)	United States		3.88%	11/30/30	$16,422,325	54,983,209

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $54,338,020)						77,191,094

COMMERCIAL REAL ESTATE LOANS (1.03%)

AREIT CRE Trust 2023-CRE8, Class C, Series 2023-CRE8(d)(m)	Bermuda	1M SOFR + 4.02%	7.76%	08/17/41	7,000,000	6,968,981
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class A, Series 2022-B1(d)(m)	United States	1M SOFR + 2.02%	5.77%	11/17/37	8,000,000	8,022,905
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class B, Series 2022-B1(d)(m)	United States	1M SOFR + 2.70%	6.45%	11/17/37	100,000	99,190
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class C, Series 2022-B1(d)(m)	United States	1M SOFR + 3.25%	7.00%	11/17/37	1,034,000	1,025,443

See Notes to Consolidated Financial Statements.
33	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL REAL ESTATE LOANS (continued)
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class D, Series 2022-B1(d)(m)	United States	1M SOFR + 4.00%	7.75%	11/17/37	$142,000	$142,390
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class E, Series 2022-B1(d)(m)	United States	1M SOFR + 4.75%	8.50%	11/17/37	724,000	691,980
						16,950,889
TOTAL COMMERCIAL REAL ESTATE LOANS
(Cost $16,840,606)						16,950,889

		Shares
COMMON STOCKS (0.07%)

MEDIA (0.07%)
Optimum Communications Inc-A (fka Altice USA, Inc.)(j)(p)	United States	738,472	1,218,479

TOTAL COMMON STOCKS
(Cost $1,456,259)			1,218,479

		Units
MEMBERSHIP INTERESTS (0.07%)

CONSTRUCTION & ENGINEERING (0.01%)
Tailwind Fire Flow Investor, LP(f)(j)(p)(q)	United States	100	101,068

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.06%)
VCI Asset Holdings 1 LLC(f)(j)(p)(q)	United States	965,968	965,968

TOTAL MEMBERSHIP INTERESTS
(Cost $1,067,036)			1,067,036

		Shares
LIMITED PARTNERSHIP (0.00%)

WC ORS Holdings, L.P.(f)(j)(p)(q)	United States	9,557	16,916

TOTAL LIMITED PARTNERSHIP
(Cost $9,557)			16,916

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	34

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

Description	Country	Coupon Rate	Shares	Value (Note 2)(a)
PREFERRED STOCKS (0.00%)

INSURANCE (0.00%)
HIG Intermediate, Inc.(f)(g)(h)(p)(q)	United States	10.50%	50,000	$50,000

TOTAL PREFERRED STOCKS
(Cost $49,250)				50,000

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (3.30%)

Goldman Sachs Financial Square Government Fund - Institutional Class	3.66%	54,140,730	54,140,730

TOTAL SHORT TERM INVESTMENT
(Cost $54,140,730)			54,140,730

TOTAL INVESTMENTS (143.89%)
(Cost $2,328,028,449)			2,359,680,196

Liabilities in Excess of Other Assets (-43.89%)			(719,906,409)
NET ASSETS (100.00%)			$1,639,773,787

Reference Rates:

1M EURIBOR - 1 Month EURIBOR as of December 31, 2025 was 1.94%

3M EURIBOR - 3 Month EURIBOR as of December 31, 2025 was 2.03%

6M EURIBOR - 6 Month EURIBOR as of December 31, 2025 was 2.11%

3M NIBOR - 3 Month NIBOR as of December 31, 2025 was 4.07%

1M SOFR - 1 Month US SOFR as of December 31, 2025 was 3.69%

3M SOFR - 3 Month US SOFR as of December 31, 2025 was 3.65%

6M SOFR - 6 Month US SOFR as of December 31, 2025 was 3.57%

3M SONIA COMP - 3 Month SONIA Compound as of December 31, 2025 was 3.73%

3M SONIA - 3 Month SONIA as of December 31, 2025 was 3.72%

CORRA - Canadian Overnight Repo Rate Average as of December 31, 2025 was 2.30%

PRIME - Prime Rate as of December 31, 2025 was 6.75%

TONA - Tokyo Overnight Average Rate as of December 31, 2025 was 0.73%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Bank Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2025. Bank Loans are generally not registered under the Securities Act of 1933, as amended (the “Securities Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Bank Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.
(c)	A portion of this security was not funded as of December 31, 2025. The Consolidated Schedule of Investments records only the funded portion of each position. As of December 31, 2025, the Fund has unfunded delayed draw loans in the amount of $256,635,977. Fair value of these unfunded delayed draws was $254,883,198. Additional information is provided in Note 4 General Commitments and Contingencies.
(d)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2025 is based on the reference rate plus the displayed spread as of the security's last reset date.
(e)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.

See Notes to Consolidated Financial Statements.

35	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

(f)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(g)	Paid in kind security which may pay interest in additional par.
(h)	Fixed rate security.
(i)	See Note 2 regarding defaulted securities.
(j)	Non-income producing security.
(k)	Security is on non-accrual status.
(l)	These investments have a maturity date prior to the end of the current period. The final terms of an extension, restructuring or exit are still under negotiation with the respective portfolio company.
(m)	Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2025, the aggregate market value of such securities was $312,802,272, representing 19.07% of net assets.
(n)	Security or a portion thereof pledged as collateral under the Fund's committed facility agreement with BNP Paribas Brokerage International, Ltd.
(o)	Zero coupon securities.
(p)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.
(q)	Securities may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2025, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value December 31, 2025	Value as Percentage of Net Assets Applicable to Common Stockholders December 31, 2025
HIG Intermediate, Inc.	12/10/2024	$49,250	$50,000	0.00%
Tailwind Fire Flow Investor, LP	06/28/2024	101,068	101,068	0.01%
VCI Asset Holdings 1 LLC	11/19/2025	965,968	965,968	0.06%
WC ORS Holdings, L.P.	08/09/2024	9,557	16,916	0.00%
Total		$1,125,843	$1,133,952	0.07%

Common Abbreviations:

AB - Aktiebolag

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

CORRA - Canadian Overnight Repo Rate Average

EURIBOR - Euro Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd - Limited Company

NIBOR - Norwegian Interbank Offered Rate

P.A. - Professional Association

PIK - Payment in Kind

PLC - Public Limited Company

SARL - Société A Responsabilité Limitée

S.A.U - Sociedad Anonima Unipersonal

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

TONA - Tokyo Overnight Average Rate

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	36

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
December 31, 2025

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Receiving Currency	Receiving Value	Delivering Currency	Delivering Currency	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	03/18/26	USD	5,097	CAD	7,000	$19
Bank of New York Mellon	03/18/26	USD	206,678,726	EUR	175,164,000	129,959
Bank of New York Mellon	03/18/26	USD	495,155	GBP	370,000	3,493
Mizuho Securities Co., Ltd.	03/18/26	USD	26,557,979	EUR	22,507,000	18,319
Mizuho Securities Co., Ltd.	03/18/26	USD	417,353	GBP	310,000	433
Mizuho Securities Co., Ltd.	03/18/26	USD	421,919	JPY	64,896,000	5,031
Mizuho Securities Co., Ltd.	03/18/26	USD	1,984	NOK	20,000	–
						$157,254

Bank of New York Mellon	03/18/26	EUR	9,530,000	USD	11,279,136	$(41,611)
Bank of New York Mellon	03/18/26	GBP	(108,292,000)	USD	(144,788,570)	(1,156,342)
Bank of New York Mellon	03/18/26	JPY	1,171,000	USD	7,583	(61)
Bank of New York Mellon	03/18/26	NOK	(48,300,000)	USD	(4,783,031)	(7,492)
Mizuho Securities Co., Ltd.	03/18/26	CAD	(612,000)	USD	(446,416)	(855)
Mizuho Securities Co., Ltd.	03/18/26	GBP	(160,000)	USD	(213,908)	(1,724)
						$(1,208,085)

TOTAL RETURN SWAP CONTRACTS

Counterparty	Pay/Receive Floating Rate	Reference Entity/ Obligations	Currency	Pay Notional Amount	Floating Rate Index	Spread (bps)	Termination Date	Receive Notional Amount	Unrealized Depreciation
Nomura Global Financial Products, Inc.	Receive	Optimum Communications Inc-A (fka Altice USA, Inc.)	USD	$(609,018)	FEDL01	0.65	7/12/2027	$557,649	$(51,369)

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Receive Notional	Currency	Unrealized Appreciation
Morgan Stanley	4.09%	1 Day SOFR	1/21/28	$370,000,000	USD	$5,633,463
Morgan Stanley	3.95%	1 Day SOFR	4/29/29	150,000,000	USD	2,744,628
						$8,378,091

INTEREST RATE OPTION SUMMARY

Counterparty	Option Type	Reference Obligation	Strike	Expiration Date	Notional	Cost	Fair Value	Unrealized (Depreciation)
Nomura Global Financial Products, Inc.	Interest Rate	1 Day SOFR	4%	4/17/26	$548,000,000	$2,548,200	$613,160	$(1,935,040)

See Notes to Consolidated Financial Statements.
37	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

December 31, 2025

ASSETS
Investments, at fair value (Cost $2,273,887,719)	$2,305,539,466
Short term investment (Cost $54,140,730)	54,140,730
Cash and cash equivalents	130,866
Foreign currency, at value (Cost $6,950,308)	6,933,950
Receivable for investments sold	63,256,272
Receivable for shares sold	15,566,136
Interest receivable	14,306,367
Cash collateral for derivatives	13,881,349
Unrealized appreciation on interest rate swap contracts (Note 3)	8,378,091
Unrealized appreciation on unfunded commitments (Note 4)	1,903,481
Unamortized debt issuance costs	1,327,009
Interest rate options, at fair value (Note 3) (Cost $2,548,200)	613,160
Unrealized appreciation on forward foreign currency contracts (Note 3)	157,254
Prepaid expenses and other assets	1,432,821
Total Assets	2,487,566,952
LIABILITIES
Payable for lines of credit (Note 8)	711,823,463
Payable for investments purchased	98,512,601
Payable for distributions to shareholders	31,128,013
Payable for lines of credit interest expense (Note 8)	1,807,527
Unrealized depreciation on forward foreign currency contracts (Note 3)	1,208,085
Payable for investment advisory fees (Note 5)	1,151,619
Payable to broker on interest rate swaps	1,109,149
Unrealized depreciation on unfunded commitments (Note 4)	406,524
Payable for audit and tax fees	159,134
Payable for administration fees (Note 5)	139,935
Unrealized depreciation on total return swap contracts (Note 3)	51,369
Payable to broker on total return swaps	41,492
Payable for distribution fees (Note 5)	37,107
Payable for transfer agency fees (Note 5)	35,883
Payable for custody fees	27,293
Payable for shareholder servicing fees (Note 5)	26,265
Payable for compliance service fees (Note 5)	1,301
Payable for printing fees	187
Accrued expenses and other liabilities	126,218
Total Liabilities	847,793,165
Commitments and contingencies (Note 4)
NET ASSETS	$1,639,773,787
NET ASSETS CONSIST OF
Paid-in capital	$1,657,716,783
Total accumulated deficit	(17,942,996)
NET ASSETS	$1,639,773,787

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	38

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

December 31, 2025

PRICING OF SHARES
Class A:
Net asset value	$22.67
Net assets	$68,221,019
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,009,777
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$24.05
Class C:
Net asset value and maximum offering price	$22.66
Net assets	$82,686,635
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,648,850
Class I:
Net asset value and maximum offering price	$22.66
Net assets	$1,459,897,951
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	64,425,656
Class M:
Net asset value and maximum offering price	$22.65
Net assets	$10,615
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	469
Class L:
Net asset value	$22.65
Net assets	$18,154,251
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	801,354
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$23.66
Class F:
Net asset value and maximum offering price	$22.66
Net assets	$10,803,316
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	476,682

See Notes to Consolidated Financial Statements.

39	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Year Ended
December 31, 2025
INVESTMENT INCOME
Interest income (Note 2)	$162,204,994
Dividend Income (Note 2)	2,414,618
Total Investment Income	164,619,612

EXPENSES
Investment advisory fees (Note 5)	21,049,372
Administration fees (Note 5)	1,107,967
Shareholder servicing fees (Note 5)
Class A	167,782
Class C	217,391
Class L	47,664
Distribution fees (Note 5)
Class C	652,170
Class L	47,663
Lines of credit interest expense (Note 8)	20,730,590
Administrative service fees (Note 5)	1,904,856
Legal fees	1,673,162
Amortization of debt issuance costs (Note 8)	850,373
Reports to shareholders and printing fees	541,083
Transfer agency fees (Note 5)	522,929
Credit facility unfunded commitment fee (Note 8)	485,160
Audit and tax fees	464,209
Trustees' fees (Note 5)	299,434
Insurance fees	176,950
Credit facility fees (Note 8)	143,706
Custody fees	114,728
State registration fees	110,857
Compliance fees (Note 5)	67,229
Income tax expense	28,285
Other expenses	570,757
Total Expenses	51,974,317
Fees waived/expenses reimbursed by Adviser (Note 5)	(1,719,629)
Net Expenses	50,254,688
Net Investment Income	114,364,924
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized gain on investments	13,403,128
Net realized loss on forward foreign currency contracts	(19,205,835)
Net realized loss on cross currency swap contracts	(225,986)
Net realized loss on interest rate swap contracts	(2,109,506)
Net realized loss on total return swap contracts	(118,787)
Net realized gain on foreign currency transactions	2,072,116
Net realized loss	(6,184,870)
Net change in unrealized appreciation on investments	27,875,388
Net change in unrealized depreciation on forward foreign currency contracts	(3,586,045)
Net change in unrealized depreciation on interest rate options	(1,019,203)
Net change in unrealized depreciation on cross currency swap contracts	(664,625)
Net change in unrealized appreciation on interest rate swap contracts	9,006,789
Net change in unrealized depreciation on total return swap contracts	(259,355)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(972,829)
Net change in unrealized appreciation on investments	30,380,120
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	24,195,250
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,560,174

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	40

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
OPERATIONS:
Net investment income	$114,364,924	$87,394,153
Net realized gain/(loss) on investments	(6,184,870)	11,957,864
Net change in unrealized appreciation on investments	30,380,120	4,264,853
Net Increase in Net Assets Resulting from Operations	138,560,174	103,616,870

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(5,347,755)	(6,836,029)
Class C
From distributable earnings	(6,261,477)	(7,892,461)
Class I
From distributable earnings	(94,566,079)	(68,314,763)
Class M
From distributable earnings	(911)	(961)
Class L
From distributable earnings	(1,394,398)	(1,432,340)
Class F
From distributable earnings	(1,101,721)	(1,338,546)
Total Distributions to Shareholders	(108,672,341)	(85,815,100)

BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	7,653,960	11,744,672
Distributions reinvested	2,094,941	2,760,563
Shares redeemed (Note 9)	(18,210,242)	(20,019,980)
Exchanged out	(352,978)	(1,568,857)
Class C
Shares sold	6,095,638	20,408,643
Distributions reinvested	3,689,869	4,313,214
Shares redeemed (Note 9)	(20,824,473)	(17,701,496)
Exchanged out	(4,744,699)	(8,166,354)
Class I
Shares sold	643,607,447	422,453,975
Distributions reinvested	40,240,288	29,177,931
Shares redeemed (Note 9)	(193,716,236)	(132,939,652)
Exchanged in	5,138,374	10,036,231
Class M
Shares redeemed (Note 9)	—	(10,848)
Class L
Shares sold	522,534	5,661,561
Distributions reinvested	633,737	730,931
Shares redeemed (Note 9)	(2,559,277)	(2,168,304)
Exchanged out	(56,382)	(301,020)
Class F
Distributions reinvested	179,597	241,077
Shares redeemed (Note 9)	(1,325,999)	(1,694,385)
Exchanged out	(70,809)	—
Net Increase in Net Assets Derived from Beneficial Interest Transactions	467,995,290	322,957,902
Net increase in net assets	497,883,123	340,759,672

See Notes to Consolidated Financial Statements.

41	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
NET ASSETS:
Beginning of year	1,141,890,664	801,130,992
End of year	$1,639,773,787	$1,141,890,664
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	3,404,707	3,727,531
Shares sold	342,727	534,260
Distributions reinvested	93,285	125,152
Shares redeemed	(815,098)	(910,920)
Exchanged out	(15,844)	(71,316)
Net decrease in shares outstanding	(394,930)	(322,824)
Ending shares	3,009,777	3,404,707
Class C
Beginning shares	4,352,906	4,404,519
Shares sold	269,664	930,790
Distributions reinvested	164,358	195,544
Shares redeemed	(929,707)	(806,281)
Exchanged out	(208,371)	(371,666)
Net decrease in shares outstanding	(704,056)	(51,613)
Ending shares	3,648,850	4,352,906
Class I
Beginning shares	42,282,378	27,349,710
Shares sold	28,774,576	19,197,830
Distributions reinvested	1,790,842	1,321,894
Shares redeemed	(8,651,997)	(6,043,665)
Exchanged in	229,857	456,609
Net increase in shares outstanding	22,143,278	14,932,668
Ending shares	64,425,656	42,282,378
Class M
Beginning shares	469	966
Shares redeemed	—	(497)
Net increase in shares outstanding	—	469
Ending shares	469	469
Class L
Beginning shares	866,289	687,610
Shares sold	23,445	257,657
Distributions reinvested	28,236	33,141
Shares redeemed	(114,148)	(98,492)
Exchanged out	(2,468)	(13,627)
Net increase/(decrease) in shares outstanding	(64,935)	178,679
Ending shares	801,354	866,289
Class F
Beginning shares	531,159	597,492
Distributions reinvested	7,996	10,931
Shares redeemed	(59,295)	(77,264)
Exchanged out	(3,179)	—
Net decrease in shares outstanding	(54,478)	(66,333)
Ending shares	476,681	531,159

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	42

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended
December 31, 2025
Operating Activities:
Net increase in net assets resulting from operations	$138,560,174
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(2,681,237,634)
Net proceeds from short-term investment	19,774,176
Proceeds from sale of investments	1,657,798,860
Net purchases of derivatives	(18,182,553)
Net realized gain on investments	(13,403,128)
Net realized loss on forward foreign currency contracts	19,205,835
Net realized loss on cross currency swap transactions	225,986
Net realized loss on interest rate swap transactions	2,109,506
Net realized loss on total return swap transactions	118,787
Net realized gain on foreign currency transactions	(2,072,116)
Net change in unrealized appreciation on investments	(27,875,388)
Net change in unrealized depreciation on forward foreign currency contracts	3,586,045
Net change in unrealized depreciation on interest rate options	1,019,203
Net change in unrealized depreciation on cross currency swap contracts	664,625
Net change in unrealized appreciation on interest rate swap contracts	(9,006,789)
Net change in unrealized depreciation on total return swap contracts	259,355
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	972,829
Amortization and accretion of discounts and premiums, net	(4,332,741)
Change in operating assets and liabilities:
Interest receivables	(6,621,285)
Unrealized appreciation on forward foreign currency contracts	2,410,750
Unrealized appreciation on cross currency swap contracts	664,625
Unrealized appreciation on interest rate swap contracts	(8,378,091)
Unrealized appreciation on total return swaps contracts	207,986
Unrealized appreciation on unfunded commitments	(1,223,280)
Prepaid expenses and other assets	(1,200,215)
Payable for investment advisory fees	125,469
Payable for distribution fees	(27,766)
Payable for lines of credit interest expense	1,288,320
Payable for legal fees	(35,072)
Payable for administrative service fees	(6,342)
Payable for shareholder servicing fees	(13,921)
Payable for transfer agency fees	(13,607)
Payable for printing fees	(58,847)
Payable for administration fees	50,389
Payable for custody fees	(78,131)
Payable for audit and tax fees	53,135
Payable for compliance service fees	1,301
Payable for credit facility unfunded commitment fee	(28,217)
Accrued expenses and other liabilities	123,324
Unrealized depreciation on forward foreign currency contracts	1,175,295
Unrealized depreciation on interest rate options	1,019,203
Unrealized depreciation on interest rate swap contracts	(628,698)
Unrealized depreciation on total return swap contracts	51,369
Unrealized depreciation on unfunded commitments	(735,368)
Payable to broker on total return swaps	30,843
Payable to broker on interest rate swaps	(43,157)
Amortization of debt issuance costs	850,373
Net cash used in operating activities	(922,854,583)

See Notes to Consolidated Financial Statements.

43	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended
December 31, 2025
Financing Activities:
Net cash borrowed on lines of credit	543,823,463
Proceeds from shares sold	654,459,423
Payment for shares redeemed	(236,722,721)
Distributions paid to shareholders	(54,040,902)
Debt issuance costs	(1,186,661)
Net cash provided by financing activities	906,332,602
Net decrease in cash during the year	(16,521,981)
Effect of foreign exchange rates changes on cash	1,099,287

Cash and cash equivalents and cash collateral for derivatives , beginning of year	$36,368,859
Cash and cash equivalents and cash collateral for derivatives, end of year	$20,946,165

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$46,838,432
Cash paid during the year for interest from bank borrowing:	19,927,430
Cash paid for taxes	17,276

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$15,219,600
Foreign Currency at Value	2,260,700
Cash collateral for derivatives	18,888,559

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$130,866
Foreign Currency at Value	6,933,950
Cash collateral for derivatives	13,881,349

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	44

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2025	2024	2023	2022		2021
Net asset value, beginning of year	$22.21	$21.79	$20.82	$24.53		$24.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.78	1.97	1.88	1.49		1.53
Net realized and unrealized gain/(loss)	0.37	0.39	1.04	(3.68)		0.47
Total from investment operations	2.15	2.36	2.92	(2.19)		2.00

DISTRIBUTIONS:
From net investment income(b)	(1.69)	(1.94)	(1.95)	(1.52)		(1.53)
Total distributions	(1.69)	(1.94)	(1.95)	(1.52)		(1.53)

Net increase/(decrease) in net asset value	0.46	0.42	0.97	(3.71)		0.47
Net asset value, end of year	$22.67	$22.21	$21.79	$20.82		$24.53
TOTAL RETURN(c)	9.98%	11.20%	14.46%	(8.93)%		8.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$68,221	$75,602	$81,234	$61,500		$72,120
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	3.84%	3.73%	4.86%	3.75%		3.10%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	3.75%	3.58%	4.61%	2.32	%(d)	1.72	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.96%	8.96%	8.76%	6.69%		6.26%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	2.34%	2.40%	2.50%	2.64%		2.76%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.25%	2.25%	2.25%	1.21	%(d)	1.38	%(d)
Portfolio turnover rate	83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.

45	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	46

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2025	2024	2023	2022		2021
Net asset value, beginning of year	$22.20	$21.79	$20.82	$24.53		$24.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.61	1.81	1.72	1.49		1.53
Net realized and unrealized gain/(loss)	0.38	0.38	1.04	(3.68)		0.47
Total from investment operations	1.99	2.19	2.76	(2.19)		2.00

DISTRIBUTIONS:
From net investment income(b)	(1.53)	(1.78)	(1.79)	(1.52)		(1.53)
Total distributions	(1.53)	(1.78)	(1.79)	(1.52)		(1.53)

Net increase/(decrease) in net asset value	0.46	0.41	0.97	(3.71)		0.47
Net asset value, end of year	$22.66	$22.20	$21.79	$20.82		$24.53
TOTAL RETURN(c)	9.18%	10.34%	13.62%	(8.93)%		8.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$82,687	$96,631	$95,968	$77,088		$77,619
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.54%	4.49%	5.61%	4.50%		3.84%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	4.50%	4.33%	5.36%	2.32	%(d)	1.73	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.22%	8.21%	8.01%	6.71%		6.25%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	3.05%	3.16%	3.25%	3.39%		3.50%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	3.00%	3.00%	3.00%	1.21	%(d)	1.39	%(d)
Portfolio turnover rate	83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.

47	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	48

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2025	2024	2023	2022		2021
Net asset value, beginning of year	$22.20	$21.79	$20.82	$24.53		$24.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.84	2.03	1.94	1.49		1.52
Net realized and unrealized gain/(loss)	0.37	0.38	1.03	(3.68)		0.49
Total from investment operations	2.21	2.41	2.97	(2.19)		2.01

DISTRIBUTIONS:
From net investment income(b)	(1.75)	(2.00)	(2.00)	(1.52)		(1.54)
Total distributions	(1.75)	(2.00)	(2.00)	(1.52)		(1.54)

Net increase/(decrease) in net asset value	0.46	0.41	0.97	(3.71)		0.47
Net asset value, end of year	$22.66	$22.20	$21.79	$20.82		$24.53
TOTAL RETURN(c)	10.26%	11.44%	14.74%	(8.93)%		8.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,459,898	$938,627	$595,909	$391,881		$442,765
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	3.63%	3.50%	4.63%	3.50%		2.84%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	3.51%	3.33%	4.36%	2.32	%(d)	1.73	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	8.22%	9.22%	9.03%	6.69%		6.24%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	2.11%	2.17%	2.27%	2.39%		2.50%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.00%	2.00%	2.00%	1.21	%(d)	1.39	%(d)
Portfolio turnover rate	83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.

49	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	50

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

						For the Period
						November
						1, 2021
	For the Year	For the Year	For the Year	For the Year		(Commencement
	Ended	Ended	Ended	Ended		of Operations)
	December 31,	December 31,	December 31,	December 31,		to December 31,
	2025	2024	2023	2022		2021
Net asset value, beginning of year	$22.20	$21.79	$20.82	$24.53		$24.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.04	1.89	1.70	1.49		0.23
Net realized and unrealized gain/(loss)	0.38	0.37	1.11	(3.68)		–
Total from investment operations	2.42	2.26	2.81	(2.19)		0.23

DISTRIBUTIONS:
From net investment income(b)	(1.97)	(1.85)	(1.84)	(1.52)		(0.25)
Total distributions	(1.97)	(1.85)	(1.84)	(1.52)		(0.25)

Net increase/(decrease) in net asset value	0.45	0.41	0.97	(3.71)		(0.02)
Net asset value, end of year	$22.65	$22.20	$21.79	$20.82		$24.53
TOTAL RETURN(c)	11.30%	10.68%	13.89%	(8.94)%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11	$10	$21	$208		$245
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	3.55%	4.02%	3.46%	3.98%		3.57	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	3.55%	4.02%	5.11%	2.32	%(e)	1.85	%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	9.11%	8.59%	7.96%	6.68%		5.82	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	2.06%	2.69%	1.10%	2.87%		3.22	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.06%	2.69%	2.75%	1.21	%(e)	1.50	%(d)(e)
Portfolio turnover rate(f)	83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.

51	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	Annualized.
(e)	For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	52

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2025	2024	2023	2022		2021
Net asset value, beginning of year	$22.19	$21.78	$20.81	$24.52		$24.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.73	1.92	1.82	1.49		1.53
Net realized and unrealized gain/(loss)	0.37	0.38	1.04	(3.68)		0.47
Total from investment operations	2.10	2.30	2.86	(2.19)		2.00

DISTRIBUTIONS:
From net investment income(b)	(1.64)	(1.89)	(1.89)	(1.52)		(1.53)
Total distributions	(1.64)	(1.89)	(1.89)	(1.52)		(1.53)

Net increase/(decrease) in net asset value	0.46	0.41	0.97	(3.71)		0.47
Net asset value, end of year	$22.65	$22.19	$21.78	$20.81		$24.52
TOTAL RETURN(c)	9.72%	10.87%	14.17%	(8.95)%		8.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,154	$19,226	$14,978	$12,190		$13,711
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.10%	4.00%	5.09%	3.98%		3.31%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	4.00%	3.83%	4.86%	2.32	%(d)	1.73	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.73%	8.74%	8.50%	6.69%		6.25%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	2.60%	2.67%	2.73%	2.87%		2.97%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.50%	2.50%	2.50%	1.21	%(d)	1.39	%(d)
Portfolio turnover rate	83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.

53	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	54

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year		For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2025		2024		2023		2022		2021
Net asset value, beginning of year	$22.20		$21.79		$20.82		$24.53		$24.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.28		2.43		2.53		1.61		1.53
Net realized and unrealized gain/(loss)	0.38		0.38		1.05		(3.67)		0.46
Total from investment operations	2.66		2.81		3.58		(2.06)		1.99

DISTRIBUTIONS:
From net investment income(b)	(2.20)		(2.40)		(2.61)		(1.65)		(1.53)
Total distributions	(2.20)		(2.40)		(2.61)		(1.65)		(1.53)

Net increase/(decrease) in net asset value	0.46		0.41		0.97		(3.71)		0.46
Net asset value, end of year	$22.66		$22.20		$21.79		$20.82		$24.53
TOTAL RETURN(c)	12.42%		13.41%		17.94%		(8.38)%		8.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,803		$11,794		$13,021		$16,767		$21,337
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	3.60%		3.49%		4.57%		3.50%		2.84%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	1.50%		1.50%		1.50%		1.76	%(d)	1.72	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.22%		11.05%		11.80%		7.24%		6.27%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	3.60	%(e)	3.49	%(e)	4.57	%(e)	2.39%		2.50%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	1.50	%(e)	1.50	%(e)	1.50	%(e)	0.65	%(d)	1.38	%(d)
Portfolio turnover rate	83%		100%		105%		148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.

55	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(e)	Ratio excludes expense waiver related to interest expense.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	56

Apollo Diversified Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

Information about the Fund's senior securities is shown in the following table:

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2023	2022	2021
Lines of Credit Total Amount Outstanding (000's)	$711,823	$168,000	$175,800	$221,500	$133,945
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	$3,304	$7,797	$5,557	$3,527	$5,691
Involuntary Liquidating Preference per Unit(b)	–	–	–	–	–
Estimated Market Value per Unit(c)	N/A	N/A	N/A	N/A	N/A

(a)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Lines of Credit Outstanding."
(b)	The amount to which such class of senior security would be entitled upon the Fund’s involuntary liquidation in preference to any security junior to it. The “-“ in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(c)	Not applicable to senior securities outstanding as of period end.

See Notes to Consolidated Financial Statements.

57	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016, under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value ("NAV"). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund's investment sub-adviser is Apollo Credit Management, LLC (the "Sub-Adviser"). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries ("Apollo"). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach across both private and public credit markets. With access to the broad spectrum of the credit platform of Apollo, the Fund employs a dynamic asset allocation process, investing across a range of credit strategies in an effort to generate attractive risk-adjusted returns, including but not limited to corporate direct lending, asset-backed lending, performing credit and dislocated credit. The Fund’s allocation across each of these investment pillars may vary from time to time. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017, and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the year ended December 31, 2025, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender LLC (the “ADCF Lender”), CRDTX SPV I, LLC (the “Financing Subsidiary”), GIACF Alternative Holdings, LLC (the “Cayman SPV”), and ADCF Offshore Holdings, LLC (the "Cayman Subsidiary") (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and the Subsidiaries have been eliminated in consolidation.

The ADCF Lender is a limited liability company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of the ADCF Lender pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware limited liability company, was formed on November 27, 2018. The Fund and the Financing Subsidiary, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of the Financing Subsidiary pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control the Financing Subsidiary. Assets pledged as collateral by the Financing Subsidiary under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments.

Annual Report | December 31, 2025	58

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. The voluntary liquidation of the Cayman SPV commenced effective October 15, 2025. The Cayman SPV will be deemed to be dissolved on February 11, 2026.

The Cayman Subsidiary, a Cayman Islands limited liability company, was formed on October 10, 2025. The Fund is the managing and sole member of the Cayman Subsidiary pursuant to a limited liability company operating agreement. The Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board of Trustees (the "Board" or "Trustees") has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency contracts, interest rate options, interest rate swap contracts, total return swap contracts, and cross currency swap contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency contracts, interest rate swap contracts, total return swap contracts, and cross currency swap contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency contracts, interest rate options, interest rate swap contracts, total return swap contracts, and cross currency swap contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

59	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2025:

			Level 3 -
		Level 2 -	Significant
	Level 1 -	Other Significant	Unobservable
Investments in Securities at Value	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Bank Loans	$–	$608,247,648	$1,199,346,739	$1,807,594,387
Corporate Bonds	–	252,642,486	61,667,467	314,309,953
Asset-backed Securities	–	42,763,396	44,377,316	87,140,712
Convertible Corporate Bonds	–	77,191,094	–	77,191,094
Short Term Investment	54,140,730	–	–	54,140,730
Commercial Real Estate Loans	–	16,950,889	–	16,950,889
Common Stocks	1,218,479	–	–	1,218,479
Membership Interests	–	–	1,067,036	1,067,036
Limited Partnership	–	–	16,916	16,916
Preferred Stocks	–	–	50,000	50,000
Unfunded Loan Commitments	–	130,606	1,772,875	1,903,481
Liabilities:
Unfunded Loan Commitments	–	(143,859)	(262,665)	(406,524)
Total	$55,359,209	$997,782,260	$1,308,035,684	$2,361,177,153
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$157,254	$–	$157,254
Interest Rate Option Contracts (at fair value)	–	613,160	–	613,160
Interest Rate Swap Contracts	–	8,378,091	–	8,378,091
Liabilities:
Forward Foreign Currency Contracts	–	(1,208,085)	–	(1,208,085)
Total Return Swap Contracts	–	(51,369)	–	(51,369)
Total	$–	$7,889,051	$–	$7,889,051

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

Annual Report | December 31, 2025	60

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

		Asset-					Unfunded
		Backed	Corporate	Membership	Limited	Preferred	Loan
	Bank Loans	Securities(a)	Bonds	Interests	Partnership(b)	Stocks	Commitments	Total
Balance as of December 31, 2024	$744,940,187	$34,033,722	$67,385,543	$101,068	$9,844	$49,250	$(517,063)	$846,002,551
Accrued discount/premium	346,620	(749,991)	1,157,161	–	–	–	–	753,790
Return of Capital	–	–	–	–	–	–	–	–
Realized Gain/(Loss)	6,982,314	(450,000)	509,090	–	–	–	–	7,041,404
Change in Unrealized Appreciation/(Depreciation)	3,570,035	(120,254)	2,479,607	–	7,072	750	2,027,273	7,964,483
Purchases	819,813,485	33,351,951	33,352,185	965,968	–	–	–	887,532,839
Sales Proceeds	(374,049,126)	(21,688,112)	(43,216,119)	–	–	–	–	(439,002,607)
Transfer into Level 3(c)	–	–	–	–	–	–	–	–
Transfer out of Level 3(c)	(2,256,776)	–	–	–	–	–	–	(2,256,776)
Balance as of December 31, 2025	$1,199,346,739	$44,377,316	$61,667,467	$1,067,036	$16,916	$50,000	$1,510,210	$1,308,035,684
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at December 31, 2025	$3,536,605	$(120,254)	$1,223,831	$–	$7,072	$750	$2,027,273	$6,675,277

(a)	The asset-backed securities fair value balance as of December 31, 2024 has been updated to include the fair value balance of collateralized loan obligations.
(b)	The limited partnership fair value balance as of December 31, 2024 has been updated to exclude the fair value balance of membership interests.
(c)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

61	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$1,007,648,453	Discounted Cash Flow	Discount Rate	5.52%	49.82%	9.51%
Bank Loans	191,601,255	Transaction Approach	Recent Transaction	$98.00	$100.00	$99.11
Bank Loans	97,031	Recovery Analysis	Recoverability %	0.00%	50.00%	50.00%
Asset-Backed Securities	14,258,201	Transaction Approach	Recent Transaction	$100.00	$100.00	$100.00
Asset-Backed Securities	30,119,115	Discounted Cash Flow	Discount Rate	6.06%	12.00%	8.23%
Corporate Bond	43,529,441	Discounted Cash Flow	Discount Rate	7.45%	17.49%	10.90%
Corporate Bond	18,138,026	Transaction Approach	Recent Transaction	$98.50	$99.65	$99.38
Membership Interests	1,067,036	Transaction Approach	Recent Transaction	$1.00	$1,010.68	$96.64
Limited Partnership	16,916	Market Comparable Technique	Comparable Multiple	8.75	x	8.75	x	8.75	x
Preferred Stocks	50,000	Discounted Cash Flow	Discount Rate	11.63%	11.63%	11.63%
Unfunded Loan Commitments	1,474,275	Discounted Cash Flow	Discount Rate	6.06%	10.90%	8.38%
Unfunded Loan Commitments	35,935	Transaction Approach	Recent Transaction	$98.50	$100.00	$98.53
Total	$1,308,035,684

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Comparable Multiple	Increase	Decrease
Vendor and/or Broker Quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability %	Increase	Decrease

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2025. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used the market comparable technique. The significant unobservable input used in this technique is primarily earnings before interest, taxes, depreciation and amortization comparable multiples.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund's debt obligations as of December 31, 2025, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $711,823,463.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Annual Report | December 31, 2025	62

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with certain banking institutions, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f- 4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the year ended December 31, 2025, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2025, the Fund had $255,719,983 at fair value in unfunded loan commitments.

Defaulted Securities and Non-Accrual Securities – The Fund held defaulted securities and/or other non-accrual securities for which the income has been deemed uncollectible. As of December 31, 2025, the aggregate value of those securities was $4,590,431 representing 0.28% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

63	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2025 returns.

Segment Reporting – The Fund adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund's President or designee acts as the Fund's CODM and is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund's consolidated financial statements. The Fund's adoption of this guidance did not have a material impact on the Fund's financial position, results of operations or cash flows.

Income Taxes – In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.

Income Statement - Reporting Comprehensive Income – In November 2024, the FASB issued ASU No. 2024-03, "Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures" (Subtopic 220-40) (“ASU 2024-03”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the consolidated financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund does not expect the adoption of ASU 2024-03 to have a material impact on its year-end financial statements.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts, cross currency swap contracts, total return swap contracts, interest rate swap contracts and interest rate options. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

Annual Report | December 31, 2025	64

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the year ended December 31, 2025, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swap contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swap contracts involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

The Fund has pledged $13,881,349 as cash collateral in accordance with the terms of the interest rates swaptions and total return swap contracts.

Fair values of forward foreign currency contracts, total return swap contracts, interest rate swap contracts and interest rate options on the Consolidated Statement of Assets and Liabilities as of December 31, 2025, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Interest Rate Options)	Interest rate options, at fair value	$613,160
Interest Rate Risk (Interest Rate Swap Contracts)	Unrealized appreciation on interest rate swap contracts	8,378,091
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	157,254
Total		$9,148,505

Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized depreciation on forward foreign currency contracts	$(1,208,085)
Market and Credit Risk (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(51,369)
Total		$(1,259,454)

For the year ended December 31, 2025, the average monthly notional value of forward foreign currency contracts, total return swap contracts, cross currency contracts, interest rate options and interest rate swap contracts were $313,716,198, $799,578, $183,375, $1,007,093, and $7,247,449 respectively.

65	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

The effect of forward foreign currency contracts, total return swap contracts, cross currency swap contracts, interest rate options and interest rate swap contracts on the Consolidated Statement of Operations for the year ended December 31, 2025, categorized by risk exposure:

			Realized Gain/
			(Loss) on
Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Derivatives
Interest Rate Risk	Interest Rate Swap Contracts	Net realized gain/(loss) on interest rate swap contracts	$(2,109,506)
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts	(19,205,835)
Foreign Exchange Rate Risk	Cross Currency Swap Contracts	Net realized gain on cross currency swap contracts	(225,986)
Market and Credit Risk	Total Return Swap Contracts	Net realized gain/(loss) on total return swap contracts	(118,787)
Total			$(21,660,114)

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest Rate Risk	Interest Rate Options	Change in unrealized appreciation/(depreciation) on interest rate options	$(1,019,203)
Interest Rate Risk	Interest Rate Swap Contracts	Change in unrealized appreciation/(depreciation) on interest rate swap contracts	9,006,789
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	(3,586,045)
Foreign Exchange Rate Risk	Cross Currency Swap Contracts	Net change in unrealized appreciation/ (depreciation) on cross currency swap contracts	(664,625)
Market and Credit Risk	Total Return Swap Contracts	Change in unrealized appreciation/(depreciation) on total return swap contracts	(259,355)
			$3,477,561

The Fund has elected not to offset assets and liabilities that may be received or paid as part of collateral arrangements in the accompanying Consolidated Statement of Assets and Liabilities, even when an enforceable master netting arrangement or other agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations. Therefore, all qualifying transactions are presented on a gross basis in the Consolidated Statement of Assets and Liabilities.

The following tables present the offsetting of financial and derivative assets and liabilities as of December 31, 2025:

		Gross Amounts Not Offset in the
	Gross Amounts Presented in the	Accompanying Consolidated
	Accompanying Consolidated	Statement of Assets and Liabilities
Risk Exposure	Statement of Assets and Liabilities	Collateral Pledged and Received	Net Amount
Assets
Interest Rate Swap Contracts, at fair value	$8,378,091	$(8,378,091)	$–
Interest Rate Options, at fair value	613,160	(613,160)	–
Liabilities
Total Return Swap Contracts, at fair value	(51,369)	51,369	–
Total	$8,939,882	$(8,939,882)	$–

Amounts in the preceding table have been limited to the liability balance, and accordingly, do not include any excess collateral pledged.

Annual Report | December 31, 2025	66

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

The gross amounts of derivative assets and liabilities, presented in the accompanying Consolidated Statement of Assets and Liabilities in the amounts of $157,254 and $(1,208,085), are not subject to an enforceable master netting agreement.

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund's allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

As of December 31, 2025, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Total revolving and delayed
Unfunded Security(a)	draw loan commitments	Less: drawn commitments	Total undrawn commitments
Accel International Holdings, LLC, First Lien Revolving Term Loan	$1,467,890	$–	$1,467,890
Acentra Holdings, LLC (fka CNSI Holdings, LLC), First Lien Revolving Term Loan	1,000,000	–	1,000,000
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan	832,140	–	832,140
Allied Benefit Systems Intermediate LLC, First Lien Delayed Draw Term Loan	1,116,825	–	1,116,825
Allwyn Entertainment Financing US LLC, First Lien Delayed Draw Term Loan	7,000,000	–	7,000,000
Altern Marketing, LLC, First Lien Revolving Term Loan	1,134,454	–	1,134,454
Anaplan, Inc., First Lien Revolving Term Loan	582,452	–	582,452
Arcwood Environmental, Inc., First Lien Revolving Term Loan	109,290	–	109,290
Arcwood Environmental, Inc., First Lien Revolving Term Loan	604,396	–	604,396
Artifact Bidco, Inc., First Lien Delayed Draw Term Loan	1,551,724	–	1,551,724
Artifact Bidco, Inc., First Lien Revolving Term Loan	354,680	–	354,680
Artifact Bidco, Inc., First Lien Revolving Term Loan	753,695	–	753,695
AVSC Holding Corp., First Lien Revolving Term Loan	1,449,831	–	1,449,831
Azurite Intermediate Holdings, Inc., First Lien Revolving Term Loan	600,000	–	600,000
BCPE Maverick Parent, LP, First Lien Delayed Draw Term Loan	33,750,000	31,002,020	2,747,980
BGIF IV Fearless Utility Services, Inc., First Lien Delayed Draw Term Loan	2,353,774	1,882,075	471,698
BGIF IV Fearless Utility Services, Inc., First Lien Revolving Term Loan	1,132,075	–	1,132,075
Cascade Parent Inc., First Lien Revolving Term Loan	932,540	–	932,540
CCI Buyer, Inc., First Lien Revolving Term Loan	441,379	–	441,379
Cerity Partners Equity Holding LLC, First Lien Delayed Draw Term Loan	8,256,881	–	8,256,881
Cerity Partners Equity Holding LLC, First Lien Revolving Term Loan	743,119	118,899	624,220
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Revolving Term Loan	333,333	27,778	305,556
CircusTrix Holdings LLC, First Lien Revolving Term Loan	268,817	107,527	161,290
Coding Solutions Acquisition Inc, First Lien Delayed Draw Term Loan	566,038	–	566,038
Coding Solutions Acquisition Inc, First Lien Delayed Draw Term Loan	169,847	–	169,847
Coding Solutions Acquisition Inc, First Lien Revolving Term Loan	381,679	–	381,679
Compass, Inc., First Lien Backstop Loan	24,080,000	–	24,080,000
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Delayed Draw Term Loan	333,684	–	333,684
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Revolving Term Loan	789,474	–	789,474
Coupa Software Incorporated, First Lien Delayed Draw Term Loan	539,886	–	539,886
Coupa Software Incorporated, First Lien Revolving Term Loan	413,386	–	413,386
Creek Parent, Inc., First Lien Revolving Term Loan	1,257,143	–	1,257,143

67	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2025

Crete P.A. Holdco, LLC, First Lien Delayed Draw Term Loan	$6,511,628	$–	$6,511,628
Crete P.A. Holdco, LLC, First Lien Delayed Draw Term Loan	6,511,628	–	6,511,628
Crete P.A. Holdco, LLC, First Lien Revolving Term Loan	1,325,581	–	1,325,581
Crewline Buyer, Inc., First Lien Revolving Term Loan	471,698	–	471,698
Crunch Fitness Merger Sub, LLC, First Lien Revolving Term Loan	1,176,471	–	1,176,471
CSC Holdings, LLC, First Lien Revolving Term Loan	13,195,378	11,329,365	1,866,013
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Delayed Draw Term Loan	873,016	–	873,016
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Delayed Draw Term Loan	490,124	–	490,124
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Incremental Delayed Draw Term Loan	2,920,629	2,189,100	731,529
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Revolving Term Loan	1,463,058	–	1,463,058
Databricks, Inc., First Lien Delayed Draw Term Loan	4,000,000	–	4,000,000
Databricks, Inc., First Lien Delayed Draw Term Loan	1,631,004	–	1,631,004
Deerfield Dakota Holding, LLC, First Lien Revolving Term Loan	857,143	–	857,143
Edition Holdings, Inc., First Lien Delayed Draw Term Loan	2,574,352	–	2,574,352
Edition Holdings, Inc., First Lien Delayed Draw Term Loan	4,823,822	–	4,823,822
Edition Holdings, Inc., First Lien Revolving Term Loan	1,808,933	–	1,808,933
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan	4,043,835	404,384	3,639,452
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,739,725	–	6,739,725
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,739,725	–	6,739,725
Elk Bidco, Inc, First Lien Delayed Draw Term Loan	1,044,776	–	1,044,776
Elk Bidco, Inc, First Lien Revolving Term Loan	940,299	–	940,299
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan	1,475,674	574,933	900,741
Everbridge Holdings, LLC, First Lien Revolving Term Loan	592,593	–	592,593
Evergreen IX Borrower 2023, LLC, First Lien Revolving Term Loan	1,093,168	–	1,093,168
Evoriel, First Lien Delayed Draw Term Loan	1,725,028	1,610,026	115,002
Evoriel, First Lien Delayed Draw Term Loan	2,390,234	–	2,390,234
ExactCare Parent, Inc., First Lien Revolving Term Loan	491,803	–	491,803
Excelligence Learning Corporation, First Lien Revolving Term Loan	1,780,822	284,932	1,495,890
Financiere Astek, First Lien Delayed Draw Term Loan	2,277,535	2,246,980	30,555
Galway Borrower LLC, First Lien Delayed Draw Term Loan	373,726	76,309	297,416
Galway Borrower LLC, First Lien Revolving Term Loan	332,924	58,230	274,694
GC Waves Holdings, Inc., First Lien Revolving Term Loan	268,968	–	268,968
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan	1,963,190	961,963	1,001,227
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan	736,196	171,779	564,417
Goldeneye Parent, LLC, First Lien Revolving Term Loan	948,567	–	948,567
Hanger, Inc., First Lien Delayed Draw Term Loan	569,073	335,233	233,840
Heartbeat BidCo GmbH, First Lien Delayed Draw Term Loan	762,291	–	762,291
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan	2,775,670	–	2,775,670
Higginbotham Insurance Agency, Inc., First Lien Term Loan	534,737	–	534,737
Husky Holdings LLC, First Lien Delayed Draw Term Loan	5,000,000	–	5,000,000
Hyperion Refinance SARL, First Lien Delayed Draw Term Loan	15,000,000	6,900,000	8,100,000
Ideal Components Acquisition, LLC, First Lien Delayed Draw Term Loan	1,374,046	–	1,374,046
Ideal Components Acquisition, LLC, First Lien Revolving Term Loan	1,145,038	152,672	992,366
International Schools Partnership Limited, First Lien Delayed Draw Term Loan	9,401,589	5,040,548	4,361,040
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,525,596	–	3,525,596
Investment Company 24 Bidco Limited, First Lien Incremental Delayed Draw
Term Loan	3,525,596	512,187	3,013,409
IRIS Specialty Acquisition LLC, First Lien Delayed Draw Term Loan	1,919,795	–	1,919,795
IRIS Specialty Acquisition LLC, First Lien Revolving Term Loan	1,689,420	–	1,689,420
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	1,351,252	260,261	1,090,991
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	315,315	–	315,315
Jensen Hughes, Inc, First Lien Revolving Term Loan	540,541	–	540,541
Jeppesen Holdings, LLC, First Lien Revolving Term Loan	887,324	–	887,324
Kairos Intermediateco AB, First Lien Delayed Draw Term Loan	2,419,210	–	2,419,210

Annual Report | December 31, 2025	68

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Kaman Corp, First Lien Delayed Draw Term Loan	$560,076	$53,524	$506,552
Koala Investment Holdings, Inc., First Lien Delayed Draw Term Loan	1,508,043	–	1,508,043
Koala Investment Holdings, Inc., First Lien Revolving Term Loan	670,241	–	670,241
Legends Hospitality Holding Company, LLC, First Lien Delayed Draw Term Loan	298,913	247,913	51,000
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan	600,000	195,000	405,000
LHS Borrower LLC, First Lien Revolving Term Loan	1,113,537	133,624	979,913
Madonna Bidco Limited, First Lien Delayed Draw Term Loan	1,497,717	76,384	1,421,333
MetaTiedot Midco SARL, First Lien Delayed Draw Term Loan	1,307,179	369,697	937,482
Neinor DMP BidCo, S.A.U., First Lien Delayed Draw Term Loan	2,820,477	–	2,820,477
Neinor DMP BidCo, S.A.U., First Lien Term Loan	1,087,680	–	1,087,680
NMFC Senior Loan Program III LLC	5,916,667	–	5,916,667
NMFC Senior Loan Program IV LLC	1,848,214	–	1,848,214
OMH-Healthedge Holdings, Inc., First Lien Revolving Term Loan	1,775,417	–	1,775,417
One Call Corporation (fka Opal Acquisition, Inc.), First Lien Revolving Term Loan	1,184,211	–	1,184,211
Paisley Bidco Limited, First Lien Delayed Draw Term Loan 5	4,043,835	3,184,520	859,315
Parfums Holding Company, Inc., First Lien Revolving Term Loan	525,547	–	525,547
Poly-Wood, LLC, First Lien Delayed Draw Term Loan	681,818	–	681,818
Poly-Wood, LLC, First Lien Revolving Term Loan	681,818	–	681,818
Pye-Barker Fire & Safety LLC, First Lien Delayed Draw Term Loan	520,000	–	520,000
QBS Parent, Inc., First Lien Delayed Draw Term Loan	1,704,982	–	1,704,982
QBS Parent, Inc., First Lien Revolving Term Loan	1,122,215	102,020	1,020,195
QTS Project Ram	10,000,000	4,798,693	5,201,307
Radiate Holdco, LLC, First Lien Delayed Draw Term Loan	507,762	169,254	338,508
Runway Bidco, LLC, First Lien Delayed Draw Term Loan	2,714,942	–	2,714,942
Runway Bidco, LLC, First Lien Revolving Term Loan	1,357,462	–	1,357,462
Russell Investments US Institutional Holdco Inc, First Lien Revolving Term Loan	2,264,151	–	2,264,151
Saber Parent Holdings Corp, First Lien Delayed Draw Term Loan	4,097,561	–	4,097,561
Saber Parent Holdings Corp, First Lien Revolving Term Loan	2,048,780	–	2,048,780
SG Acquisition, Inc., First Lien Revolving Term Loan	648,524	–	648,524
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan	1,058,431	346,193	712,238
Silk Holdings III Corp., First Lien Revolving Term Loan	835,580	167,116	668,464
Sparkle Bidco Limited, First Lien Delayed Draw Term Loan	3,369,863	539,178	2,830,685
Spruce Bidco II Inc., First Lien Revolving Term Loan	763,761	–	763,761
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan	1,334,892	387,684	947,208
Thg Acquisition, LLC, First Lien Revolving Term Loan	668,258	87,827	580,430
Titan BW Borrower LP, First Lien Delayed Draw Term Loan	1,148,649	–	1,148,649
Titan BW Borrower LP, First Lien Revolving Term Loan	2,297,297	–	2,297,297
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	2,571,524	–	2,571,524
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan, A	699,313	407,505	291,808
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan, B	5,175,611	2,048,971	3,126,641
Truck-Lite Co., LLC, First Lien Revolving Term Loan	1,945,387	–	1,945,387
Tulip Bidco Limited, First Lien Delayed Draw Term Loan	13,479,451	2,975,222	10,504,229
Uft Buyer LLC, First Lien Delayed Draw Term Loan	2,439,024	–	2,439,024
US Fertility Enterprises, LLC, First Lien Delayed Draw Term Loan	657,895	–	657,895
v, First Lien Revolving Term Loan	914,634	–	914,634
Vensure Employer Services, Inc., First Lien Delayed Draw Term Loan	125,012	–	125,012
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan	1,969,843	–	1,969,843
Victors Purchaser, LLC, First Lien Revolving Term Loan	2,156,713	184,110	1,972,603
Violin Finco Guernsey Limited, First Lien Delayed Draw Term Loan	590,752	–	590,752
WC ORS Buyer, Inc., First Lien Revolving Term Loan	1,515,923	272,866	1,243,057
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan	1,629,073	766,917	862,155
WH BorrowerCo, LLC, First Lien Revolving Term Loan	501,253	116,541	384,712
Wisdom Purchaser, LLC, First Lien Revolving Term Loan	656,250	–	656,250
Zendesk, Inc., First Lien Revolving Term Loan	1,394,408	–	1,394,408
Zeus Company LLC, First Lien Delayed Draw Term Loan	699,649	348,772	350,877
Zeus Company LLC, First Lien Revolving Term Loan	526,316	–	526,316
Total	$340,862,710	$84,226,732	$256,635,977

69	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

(a)	The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the year ended December 31, 2025, the Fund recorded a net change in unrealized appreciation on unfunded loan commitments totaling $1,496,957.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.50%, of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser ("Sub-Advisory Agreement"). The Adviser has agreed to pay the Sub-Adviser as compensation under the Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.40%
$250M to $500M	0.30%
$500M to $1B	0.25%
Over $1B	0.20%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares (along with the respective expense limitations for each of the Fund’s other classes of shares, an “Expense Limitation”). Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Board. The Adviser has approved the continuance of the Multi-Class Expense Limitation Agreement at least through April 30, 2026, unless and until the Board approves its modification or termination upon written notice to the Adviser. The Multi-Class Expense Limitation Agreement may be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Advisory Agreement between the Fund and the Adviser is terminated.

During the year ended December 31, 2025, fees waived and reimbursed expenses to the Fund by the Adviser totaled $1,719,629. The balance of recoupable expenses for the fund was as follows:

Expires December 31, 2026	Expires December 31, 2027	Expires December 31, 2028
$2,139,824	$1,529,469	$1,505,197

During the year ended December 31, 2025, previously recoupable expenses totaling $767,476 expired.

Annual Report | December 31, 2025	70

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses. In addition, the Fund and the Sub-Adviser have also entered into an administration agreement, pursuant to which the Sub-Adviser will be entitled to reimbursement by the Fund of the Sub-Adviser’s cost of providing the Fund with certain non-advisory services. If the Sub-Adviser engages any persons (including sub-administrators) or any of its affiliates, including persons who are officers of the Fund, to provide accounting, legal, clerical, compliance, technology or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Sub-Adviser for its costs in providing such services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. The Fund may reimburse the allocable portion of the compensation paid by Apollo to the Fund’s officers and their respective staffs.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares, Class L shares and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75%, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class C shares, Class L shares and Class M shares, respectively, payable on a monthly basis. For the year ended December 31, 2025, Class C shares and Class L shares incurred distribution fees of $652,170 and $47,663, respectively. For the year ended December 31, 2025, Class M shares did not incur distribution fees. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the year ended December 31, 2025, Class A, Class C and Class L shares incurred shareholder servicing fees of $167,782, $217,391, and $47,664, respectively. Class F shares, Class I shares and Class M shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser and Sub-Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Officer and Trustee Compensation

During the reporting period, each independent trustee received an annual retainer of $65,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. Certain trustees and officers of the Fund are also officers of the Adviser and, are not paid by the Fund for serving in such capacities. The Fund may reimburse the allocable portion of the compensation paid by Apollo (or its affiliates) to the Fund’s officers.

Fees from Affiliates

From time-to-time various affiliates of the Adviser (collectively, “Affiliates”) are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, or similar services (collectively, “Capital Solution services") are earned and in certain circumstances are rebated back to the Fund in whole or in part. For the year ended December 31, 2025, the Fund received fee rebates for Capital Solution services from certain Affiliates in the amount of $468,239 and €100,500.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2025, were as follows:

71	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Proceeds from Sales of
Purchases of Securities	Securities
$2,739,745,107	$1,584,328,408

The Fund is permitted to purchase and sell securities classified as Level 1 under ASC 820 (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act. For the year ended December 31, 2025, there were no Cross-Trade activities.

7. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

For the year ended December 31, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Total Distributable Earnings
$(28,285)	$28,285

The reclassifications were primarily related to excise taxes paid and tax adjustments for wholly-owned subsidiaries.

The tax character of distributions paid for the fiscal years ended December 31, were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$108,672,341	$–	$–
2024	85,815,100	–	–

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Accumulated net	Other cumulative
Undistributed net	realized loss on	effect of timing	Net unrealized appreciation/
investment income	investments	differences	(depreciation) on investments	Total
$6,941,817	$(38,857,464)	$–	$13,972,651	$(17,942,996)

As of December 31, 2025, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Net
Gross	Gross	Appreciation/
Appreciation	Depreciation	(Depreciation)	Net Unrealized
(excess of value	(excess of tax	of Foreign	Appreciation/	Cost of Investments for
over tax cost)	cost over value)	Currency	(Depreciation)	Income Tax Purposes
$47,416,958	$(33,557,708)	$113,401	$13,972,651	$2,333,699,171

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, defaulted income, wash sales, mark-to-market adjustments and forward contracts.

Annual Report | December 31, 2025	72

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Under current law, capital losses maintain their character as short term or long term and are carried forward to the next tax year without expiration. As of December 31, 2025, the following amounts are available as carry forwards to the next tax year:

Short Term	Long Term
$13,407,497	$25,449,967

Capital loss carryovers used during the year ended December 31, 2025 were $15,515,937.

8. CREDIT FACILITIES

SPV Financing Facility

The Fund and the Fund's consolidated subsidiary, CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. ("Citi Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of December 31, 2025, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

For the period January 1, 2025 to December 31, 2025, the Citi Credit Facility bore interest at SOFR plus spread ranging from 1.60% to 2.90% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. As of December 31, 2025, there was $599 million outstanding under the Citi Credit Facility.

For the year ended December 31, 2025, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility were as follows:

For the Year Ended
December 31, 2025
Credit facility interest expense	$16,837,299
Credit facility unfunded commitment fee	485,160
Credit facility fees	143,706
Amortization of debt issuance costs	850,373
Total credit facility expense	$18,316,538
Average stated interest rate %	6.13%
Average outstanding balance	277,389,041

Committed Facility

On December 17, 2024, the Fund entered into a committed facility arrangement (the “BNP Credit Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP”). The BNP Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past twenty business days.

The Fund may terminate the BNP Credit Facility immediately without further fee obligations upon BNP becoming bankrupt, insolvent or subject to any certain specified events under the BNP Credit Facility agreements. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Credit Facility. The BNP Credit Facility shall also terminate immediately upon BNP long-term credit rating declining to a level three or more notches below its highest rating by any of Standard & Poor’s ("S&P") Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings, Ltd during the term of the BNP Facility.

The BNP Credit Facility will bear interest at applicable Overnight Bank Funding Rate (or the relevant reference rate for any foreign currency borrowings) plus 0.95% per annum (or the relevant spread for any foreign currency borrowings). Interest is payable in arrears on the first business day of the month following the month in which the interest accrued. During the year ended December 31, 2025, the Fund incurred $3,893,291 of interest expense related to its outstanding borrowings under the BNP Credit Facility. The average outstanding borrowings under the BNP Credit Facility were $78,863,170 and the average interest rate was 5.08%. As of December 31, 2025, there was approximately $112.8 million outstanding and $54.9 million available under the BNP Credit Facility.

73	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

In connection with the use of the BNP Credit Facility, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the outstanding loan balance. The BNP Credit Facility provides that the Fund has the right to continue to receive dividends and interest on rehypothecated securities and to recall any rehypothecated securities from BNP on demand and without condition. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility requires BNP to compensate the Fund for any fees or losses related to the failed delivery or, in the event BNP is unable to return a recalled security, the Fund, upon notice to BNP, may reduce the outstanding loan balance by the fair market value of the recalled security not returned. As of December 31, 2025, BNP rehypothecated $104.3 million in securities pledged by the Fund as collateral pursuant to the BNP Credit Facility, and during the fiscal year ended December 31, 2025, the Fund received cash compensation in the form of a reduction in the amounts owed under the BNP Credit Facility of $151,880.

Under the BNP Credit Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. As of December 31, 2025, the Fund was in compliance in all material respects with the terms of the BNP Credit Facility. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Credit Facility agreements. The BNP Credit Facility agreements contain events of default and termination events customary for similar financing transactions. The Fund’s obligations under the BNP Credit Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

9. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at NAV no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the year ended December 31, 2025, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 5% of its outstanding shares with the offers dated December 26, 2024, March 27, 2025, June 26, 2025, and September 25, 2025. The shareholder repurchase requests received by the Fund in good order by the February 4, 2025, May 6, 2025, August 5, 2025 and November 4, 2025 repurchase request deadlines were honored in their full amounts. The repurchase requests received by the Fund in good order by the November 4, 2025, deadline exceeded the number of shares subject to the repurchase offer and, as permitted by Rule 23c-3(b)(5) of the 1940 Act, the Fund elected to repurchase an additional 2% of the Fund's outstanding shares, which was sufficient to satisfy the full amount of repurchase requests. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 26, 2024	March 27, 2025	June 26, 2025	September 25, 2025
Repurchase Request Deadline	February 4, 2025	May 6, 2025	August 5, 2025	November 4, 2025
Repurchase Pricing Date	February 4, 2025	May 6, 2025	August 5, 2025	November 4, 2025
Dollars Repurchased	$34,209,282	$51,280,452	$59,649,382	$91,497,110
Shares Repurchased	1,542,352	2,301,527	2,658,311	4,068,056
% of Outstanding Shares Offered to be Repurchased	5%	5%	5%	5%
% of Outstanding Shares Repurchased	2.8%	3.8%	4.0%	5.6%

In addition to making quarterly repurchase offers, the Fund offers limited rights to a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. If a shareholder would like to submit a repurchase request due to shareholder death, they can call the Fund at 1-888-926-2688 or contact the financial intermediary, financial adviser or broker/dealer through which the shares are owned. Requests due to death are intended for natural persons and will require additional supporting documents.

Annual Report | December 31, 2025	74

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

10. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Risks Related to an Investment in the Fund.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/ or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Anti-Takeover Provisions. The Fund’s declaration of trust ("Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event the Fund defaults under a credit facility or other borrowings, the Fund’s business could be adversely affected as it may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows.

75	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Rehypothecated Securities Risk. In connection with the use of the BNP Credit Facility for leverage, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP Credit Facility provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP Credit Facility to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of the BNP Credit Facility pursuant to which portfolio securities pledged by the Fund are rehypothecated may provide for receipt by the Fund, either directly or indirectly through a reduction in the costs associated with the BNP Credit Facility, of a portion of the fees earned by BNP in connection with the rehypothecation of such portfolio securities. Rehypothecation by BNP of the Fund’s pledged portfolio securities entails risks, including the risk that BNP will be unable or unwilling to return rehypothecated securities, which could result in, among other things, the inability of the Fund to find suitable investments to replace the unreturned securities, thereby impairing the ability the Fund to achieve its investment objective.

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in the Fund’s distribution reinvestment plan will generally be automatically reinvested in its common shares. As a result, shareholders that do not participate in the distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its Declaration of Trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Declaration of Trust provides that the Fund’s Trustees will not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Annual Report | December 31, 2025	76

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the Fund's Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub-Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

77	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and/or its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms. The Fund’s direct origination platform generally focuses on mature companies backed by well-funded large sponsors (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

Trade Negotiations and Related Government Actions. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy with the EU and other countries. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised certain benchmark interest rates. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund’s business.

Annual Report | December 31, 2025	78

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact the ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Collateralized Debt Obligation (CDO) Securities. CDO securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of preferred shares. Leverage may result in greater volatility of the NAV and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of preferred shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

79	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements
December 31, 2025

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the common shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund's Quarterly Repurchase Offer Notice dated December 24, 2025, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on February 3, 2026. Accordingly, the Fund repurchased approximately 4.5% of its outstanding shares which resulted in 3,368,794 repurchased shares for $76,575,077.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

Annual Report | December 31, 2025	80

Apollo Diversified Credit Fund	Report of Independent Registered Public Accounting Firm
December 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Trustees of Apollo Diversified Credit Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Apollo Diversified Credit Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statement of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The consolidated financial highlights for the year ended December 31, 2021 were audited by other auditors whose report, dated February 28, 2022, expressed an unqualified opinion on those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 25, 2026

We have served as the auditor of one or more Apollo Investment Companies since 2011.

81	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Dividend Reinvestment Policy
December 31, 2025 (Unaudited)

The Fund will operate under a dividend reinvestment plan administered by SS&C GIDS, Inc. (the “Transfer Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

Annual Report | December 31, 2025	82

Apollo Diversified Credit Fund	Additional Information
June 30, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, on the Fund’s website at www.apollo.com/adcf, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

83	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Trustees and Officers
December 31, 2025

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee Since 2022	Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association from 2008-2023.	5	Formerly, Director, Apollo Senior Floating Rate Fund Inc. from 2023 - 2024; formerly, Director, Apollo Tactical Income Fund Inc. from 2023 - 2024; Trustee, Apollo Debt Solutions BDC from 2021-present; Trustee, Apollo S3 Private Markets Fund from 2023 - present; Trustee, Apollo Origination II (Levered) Capital Trust from 2025 - present; Trustee, Apollo Origination II (UL) Capital Trust from 2025 - present.
Christine Gallagher (1985)	Trustee Since 2022	Customer Experience Social Impact & Strategic Initiatives Manager, Leidos QTC Health Services (healthcare services firm), 2024 - present; Chief of Staff of Military & Veterans Health Solutions, Leidos (technology and engineering services firm), 2021 - 2023; Community Engagement Manager of Military and Family Life Counseling Program, Leidos (technology and engineering services firm), 2021 - 2023; Founder and President, Military Quality of Life Consulting, LLC (military support and consulting company), 2015 - present.	4	Trustee, Apollo Debt Solutions BDC, 2021-present, Trustee, Apollo Diversified Real Estate Fund, 2025 - present; Trustee, Apollo S3 Private Markets Fund, 2023 - present.
Michael Porter (1983)	Trustee Since 2022	Corporate Development and Strategy at Netflix from 2014 - 2025.	4	Ednovate Charter School, 2020 – present; Trustee, Apollo Debt Solutions BDC, 2021 – present; Trustee, Apollo Diversified Real Estate Fund, 2025 – present; Trustee, Apollo S3 Private Markets Fund, 2023 – present.
Carl J. Rickertsen (1960)	Trustee Since 2022	Managing partner of Pine Creek Partners, a private equity investment firm, from 2015 - present.	5	Director, Apollo Senior Floating Rate Fund Inc. from 2011 - 2023; Director, Apollo Tactical Income Fund Inc. from 2013 - 2023; Trustee, Apollo Debt Solutions BDC, from 2021 - present; Trustee, Apollo S3 Private Markets Fund from 2023 - present; Director, Berry Global Inc. from 2013 - 2024; Director, Strategy Inc. from 2002 - present; Trustee, Apollo Origination II (Levered) Capital Trust from 2025 - present; Trustee, Apollo Origination II (UL) Capital Trust from 2025 - present; Director, Magnera Corporation from 2024 - present; Director, Hut 8 Corp. from 2022 - present.
Sheryl Schwartz (1963)	Trustee since 2025***	Chief Investment Officer, Alti Financial, 2021 - 2025; Professor, Fordham University, 2020 - present.	3	Director, Cartesian Growth II, 2021 - present; Director, GAIA Reit, 2023 - present; Trustee, Apollo Debt Solutions BDC, 2025 - present; Trustee, Apollo S3 Private Markets Fund, 2026 - present.

Annual Report | December 31, 2025	84

Apollo Diversified Credit Fund	Trustees and Officers

December 31, 2025

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Earl Hunt (1981)	Chairman, Trustee, and President Since 2022	Earl Hunt is a Partner and serves as Chairman and CEO of Apollo Debt Solutions. Prior to joining in 2021, Earl was a Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of the Goldman Sachs's Partnership committee and Global Markets Operating Committee. Previously, Earl was Co-Head of US Distressed & Par Loan sales at Goldman Sachs. Before that, Earl worked at Citi as a director in Leveraged Finance sales. Earl earned a BA in Economics from Brown University and is a member of the Brown University Board of Trustees.	4	Trustee, Apollo Debt Solutions BDC from 2022 - present; Trustee, Apollo Origination II (Levered) Capital Trust from 2025 - present; Trustee, Apollo Origination II (UL) Capital Trust from 2025 - present.
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Managing Director, Apollo Global Management, Inc. since 2015; Treasurer and Chief Financial Officer of MidCap Financial Investment Corporation since 2025; Treasurer and Chief Financial Officer of MidCap Apollo Institutional Private Lending since 2025; Chief Financial Officer of Merx Aviation Finance since 2025; Treasurer and Chief Financial Officer of Apollo Diversified Real Estate Fund since 2022; Treasurer, Chief Financial Officer and Principal Financial Officer of Apollo S3 Private Markets Fund, 2023 to 2024; Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., 2021 to 2024.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2022	Managing Director, General Counsel-Regulated Funds, Apollo Global Management, Inc., 2015 to present; Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, and Redding Ridge Asset Management LLC, 2022 to present; Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund, 2023 to present; Chief Legal Officer, Secretary and Vice President, Middle Market Apollo Institutional Private Lending, 2024 to present; Chief Legal Officer and Secretary, Apollo Diversified Real Estate Fund, 2024 to present; Chief Legal Officer and Secretary, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025 to present; Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022 to 2024.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 to present; Chief Compliance Officer, Apollo Diversified Real Estate Fund, 2022 to present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund, 2023 to present; Chief Compliance Officer, Middle Market Apollo Institutional Private Lending, 2024 to present; Chief Compliance Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025 to present; Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023 to 2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

85	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Trustees and Officers
December 31, 2025

**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Real Estate Fund, MidCap Apollo Institutional Private Lending, Apollo S3 Private Markets Fund, MidCap Financial Investment Corporation, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust.

***	Ms. Schwartz was elected as a Trustee of the Fund effective August 21, 2025.

Annual Report | December 31, 2025	86

Apollo Diversified Credit Fund	Service Providers
December 31, 2025 (Unaudited)

Investment Adviser

Apollo Capital Credit Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser

Apollo Credit Management, LLC

9 W 57th St, New York, NY 10019

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza, New York, NY 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

87	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice
December 31, 2025 (Unaudited)

Dear Client or Investor:

Apollo Global Management, Inc. (“Apollo”) and its subsidiaries1 (together “us,” “we,” or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this Notice for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, California, and other jurisdictions that may grant natural persons certain privacy rights.

We collect nonpublic personal information about investors from the following sources:

●	information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;

●	commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and

●	commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.

We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information. We may use nonpublic personal information that you provide to market services to you in the future, including through our use of third-party website cookies and similar technologies.

Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, to maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third-party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard investors’ nonpublic personal information.

We will adhere to the policies and practices described in this Privacy Notice regardless of whether the investor is a prospective, current or former investor.

If you have any questions concerning this Privacy Notice, please contact privacy@apollo.com.

[1]	Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

Annual Report | December 31, 2025	88

Apollo Diversified Credit Fund	Privacy Notice
December 31, 2025 (Unaudited)

Appendix: European Union, United Kingdom, Cayman Islands, California, and Other Jurisdictional Privacy Notice

This Appendix, along with the Privacy Notice above, describes how Apollo,2 as a data controller, collects and processes Personal Information (as defined below) about natural persons residing in the European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions that may grant natural persons certain privacy rights,3 as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands. This notice also provides such persons with information about the rights they may have in relation to Personal Information (as defined below). If you are a California Resident (as defined below), please review the below section Additional Information for California Residents for additional disclosures, our Notice at Collection, and a description of your rights under the California Consumer Privacy Act (with any implementing regulations, as amended by the California Privacy Rights Act (“CPRA”) and as may be amended from time to time, “CCPA”).

If we materially change our privacy practices regarding Personal Information (as defined below), we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, owners, limited partners, agents, consultants, representatives, and beneficiaries of investors that are not natural persons.

Collection of Information

Depending on how you interact with us, we may collect nonpublic personal information as described elsewhere in the Privacy Notice and other Personal Information about you. “Personal Information” for purposes of this Notice means any information that can help us directly or indirectly identify you, and as otherwise defined under applicable law.

We may collect certain categories of Personal Information from investors, including:

●	identifiers and similar information such as name, address, date and place of birth, e-mail address, telephone number, social security number or other unique identifier number, tax identification number, driver’s license number, passport and other national identity details, internet protocol (“IP”) address, username, password, online identifiers or other similar identifiers;

●	financial information, including certain information protected under federal or state laws, like income, assets and investments, payments, creditworthiness, loans, bank account details, wire instructions or a signature, bank account, or other financial information;

●	personal details, including characteristics of protected classifications under certain federal or state laws, such as gender, national origin, or marital status;

●	commercial information, including records of products or services purchased, obtained, or considered, or other purchasing histories or tendencies, including funds invested, investments considered, or sources of funds or wealth;

●	certain information that may qualify as “special category” data under applicable data protection laws, such as Personal Information revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, data concerning health, or a natural person’s sex life or sexual orientation;

●	education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act;

●	internet or other electronic network activity information, including interactions with our website or use of certain online tools;

●	audio (e.g., voicemail), electronic, visual or similar information;

●	professional or employment-related information, including occupation, compensation, salary, benefits, grants, insurance details, pension information, employer, and title;

●	inferences drawn from any of the information identified above to create a profile reflecting your preferences or similar information, including your potential interest in investing in new funds; and

●	certain information that may qualify as “sensitive personal information” under the CCPA, such as your social security number, passport number, driver’s license, or state identification card; your account log-in, financial account and debit or credit card number in combination with any required security credentials allowing access to such account; and your racial or ethnic origin.

[2]	As defined in the Apollo Privacy Notice, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.
[3]	Individuals in Andorra, Argentina, Australia, California, Canada, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to (i) request access to and rectification or erasure of their personal information, (ii) restrict or object to the processing of their personal information, and (iii) obtain a copy of their personal information in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal information with a data protection authority.

89	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice
December 31, 2025 (Unaudited)

How We Collect Information

Investors may provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. As described in the Privacy Notice, investors provide us with information directly and/or through intermediates in subscription documentation and may continue to provide information through ongoing communications or interactions with us on an applicable website or by mail, e-mail, or telephone.

We also collect Personal Information from different sources such as consultants, fund administrators, identity verification services, and credit reference agencies, sources designed to detect and prevent fraud, and those sources described in the Privacy Notice.

We may also collect Personal Information through publicly available sources such as public websites or other publicly accessible directories and sources, including bankruptcy registers, tax authorities, governmental agencies and departments, sanctions screening databases, and regulatory authorities.

Why We Collect Information

As permitted by applicable laws, we use Personal Information primarily to communicate with investors.

We may use Personal Information for the following business or commercial purposes, and the lawful bases for our processing include the following:

●	comply with our obligations to investors under contract or related pre-contractual steps;

●	support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out mechanisms that may be available in those messages or by contacting us via the channels provided below;

●	where it is necessary for our legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests. This processing benefits investors by supporting our provision of services;

●	protect our rights, establish, exercise or defend legal claims and in order to protect and enforce our (or another person’s) rights, property, or safety, or to assist others to do the same;

●	maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but we will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;

●	compliance with applicable laws and regulations, including to meet our legitimate interests or those of a third party;

●	detect security incidents and protecting against malicious, deceptive, fraudulent, or illegal activity, including preventing fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks;

●	internal operations, including troubleshooting, data analysis, testing, research, and statistical and survey purposes;

●	audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information; and

●	with your consent, as required under applicable law.

We may be legally obliged to process certain Personal Information in order to be able to perform services and business operations or to comply with contractual requirements. If you choose not to provide us with the necessary Personal Information or to restrict us from processing Personal Information, we may not be able to meet our obligations or deliver the products or services requested. This may lead to cancellation of contracts; if this is the case, we will endeavor to contact you to discuss this.

How We Disclose Information

We disclose information for the purposes described above in the Privacy Notice and on the grounds described above in this Appendix. We may also disclose Personal Information as required to pursue available remedies or limit damages we may sustain, to enforce our rights, protect our property or protect the rights, property or safety of others, to prevent fraud, unauthorized transactions or liability; or as needed to support external auditing, compliance and corporate governance functions.

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We may also share information about you to the extent reasonably necessary to proceed with the consideration, negotiation, or completion of a merger, reorganization, or acquisition of our business, or a sale, liquidation, or transfer of some or all of our assets.

Security Measures

We maintain reasonable physical, electronic, and procedural safeguards appropriate to the nature of the information to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, generally authorize access to investor information only by individuals who need such access to do their work. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Transfers of Information

Our activities and the jurisdictions in which we are established are such that it may be necessary for Personal Information that we collect to be transferred, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we will seek to ensure a similar degree of protection is afforded to Personal Information by ensuring that, where possible, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority) or otherwise transfer Personal Information in accordance with applicable laws, such as where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest. For more information on specific mechanisms we rely on for transferring Personal Information, please contact us at the details provided in the Contact section below.

How Long We Keep Information

We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

Individual Rights and Choices

Subject to certain local laws, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise such rights can contact us at the details provided in the Contact section below. These additional rights may include the rights to (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) object to the processing of your Personal Information in certain circumstances, including where we process Personal Information for direct marketing purposes or where we have processed such data on the basis of our legitimate interests; (vi) withdraw your consent to the processing of your Personal Information (where applicable); (vii) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the European Economic Area (“EEA”) Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, as overseen by the Ombudsman in the Cayman Islands. If you are a California Resident, please review Additional Information for California Residents below for a description of your California-specific rights regarding your Personal Information.

Additional Information for California Residents

The CCPA imposes certain obligations on us and grants certain rights to California residents (“California Resident,” “you,” or “your”) with regard to “personal information” (as defined under the CCPA). If you are a California Resident, please review the following information about your potential rights with regard to your Personal Information under the CCPA. The rights described herein are subject to exemptions and other limitations under applicable law, and the CCPA does not apply to certain information like Personal Information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and its implementing regulations (“GLBA”).

Terms used herein have the meaning ascribed to them in the CCPA. For purposes of the CCPA, we are a “business.”

91	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice
December 31, 2025 (Unaudited)

Notice at Collection and Use of Personal Information

Information We Collect

Depending on how you interact with us, we may collect the categories of Personal Information listed above in Collection of Information.

How We Use Collected Information

We may use Personal Information from you for the purposes described above in the section Why We Collect Information.

Sale or Sharing of Personal Information

We do not “sell” your Personal Information under the CCPA, meaning we do not rent, release, disclose, transfer, make available, or otherwise communicate personal information to another business or third party for monetary or other valuable consideration. We also do not “share” your Personal Information, as defined under the CCPA to mean sharing, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal information to a third party for cross-context behavioral advertising, whether or not for monetary or other valuable consideration.

How Long We Keep Information

We retain your Personal Information as described above in the section How Long We Keep Information.

For more information about our privacy practices, please review our entire Privacy Policy and accompanying Appendix.

Our Collection, Use, and Disclosure of Personal Information and Sensitive Personal Information

What Information We Have Collected, the Sources from Which We Collected It, and Our Purpose for Collecting the Information

In the preceding 12 months, depending on how you interact with us, we may have collected the categories of Personal Information listed above in Collection of Information. We may collect Personal Information from all or some of the categories of sources listed in the section How We Collect Information. We may collect all or a few of these categories of Personal Information for the business or commercial purposes identified in the section Why We Collect Information.

Our Disclosure of Personal Information

We do not sell or share your Personal Information as defined under the CCPA. We do not knowingly sell or share the Personal Information of California Residents under 16 years old. In the preceding 12 months, we may have disclosed for a business purpose some of the categories of Personal Information to the categories of third parties, as describe in the below chart:

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Identifiers
Additional information subject to Cal. Civ. Code § 1798.80(e)

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete

●  a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities.

●  Performing services.

●  Auditing related to consumer interactions and transactions.

●  Short-term, transient use.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  Debugging and repainting errors impairing

●  functionality (such as on our portals or website).

●  Internal research for technological development and demonstration.

●  Activities to verify, maintain, or improve the

●  quality of our services.

●  Business development and marketing initiatives.

●  To comply with applicable laws and regulations.

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Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Characteristics of protected classifications under certain federal or state laws

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities.

●  Performing services.

●  Auditing related to consumer interactions and transactions.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  To comply with applicable laws and regulations.

Commercial information

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities.

●  Performing services.

●  Auditing related to consumer interactions and transactions.

●  Short-term, transient use.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  Debugging and repainting errors impairing

●  functionality (such as on our portals or website).

●  Internal research for technological development and demonstration.

●  Activities to verify, maintain, or improve the quality of our services.

●  Business development and marketing initiatives.

●  To comply with applicable laws and regulations.

Education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities

●  Performing services

●  Auditing related to consumer interactions and transactions.

●  Short-term, transient use.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  To comply with applicable laws and regulations.

Internet or electronic network activity information

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities.

●  Performing services.

●  Auditing related to consumer interactions and transactions.

●  Short-term, transient use.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  Debugging and repainting errors impairing

●  functionality (such as on our portals or website).

●  Internal research for technological development and demonstration.

●  Activities to verify, maintain, or improve the quality of our services.

●  Business development and marketing initiatives.

●  To comply with applicable laws and regulations.

93	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice
December 31, 2025 (Unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Audio, electronic, visual, or similar information

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities.

●  Performing services.

●  Auditing related to consumer interactions and transactions.

●  Short-term, transient use.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  Business development and marketing initiatives.

●  To comply with applicable laws and regulations.

Professional or employment- related Information

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities.

●  Performing services.

●  Auditing related to consumer interactions and transactions.

●  Short-term, transient use.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  Business development and marketing initiatives.

●  To comply with applicable laws and regulations.

Inferences drawn from any of the information identified above

●  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●  Professional services organizations, such as auditors.

●  Affiliated entities.

●  Performing services.

●  Auditing related to consumer interactions and transactions.

●  Short-term, transient use.

●  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●  Internal research for technological development and demonstration.

●  Business development and marketing initiatives.

●  To comply with applicable laws and regulations.

In addition, we may disclose, and in the preceding 12 months may have disclosed, all of the categories of Personal Information identified in Collection of Information above to the following categories of third parties: (i) judicial courts, regulators, or other government agents purporting to have jurisdiction over us, our subsidiaries or our affiliates, or opposing counsel and parties to litigation; and (ii) other third parties as may otherwise be permitted by law. We may disclose the categories of Personal Information identified in Collection of Information above for the business or commercial purposes identified above in Why We Collect Information. Additionally, we may disclose your Personal Information to third parties upon your request, at your direction, or with your consent.

We may also disclose or make available your Personal Information to our service providers such as our administrator, other entities that have agreed to limitations on the use of your Personal Information, or entities that fit within other exemptions or exceptions in, or as otherwise permitted by, the CCPA.

Use and Disclosure of Sensitive Personal Information

As noted in Collection of Information, under the CCPA, certain Personal Information we collect and process may be considered “sensitive personal information.” The CCPA requires that we provide you with a right to limit our use or disclosure of such sensitive personal information in certain circumstances. Currently, we are not using or disclosing your sensitive personal information for purposes that would require that we provide you with a right to limit.

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California Residents’ Rights under the CCPA

If your Personal Information is subject to the CCPA, you may have certain rights concerning that information, subject to applicable exemptions and limitations, including the right to (i) be informed at or before the point of collection, of the categories of Personal Information to be collected, and the purposes for which the categories of Personal Information shall be used; (ii) not be discriminated against because you exercise any of your rights under the CCPA; (iii) request that we delete any Personal Information about you that we collected or maintained, subject to certain exceptions (“Request to Delete”); (iv) opt-out of the “sale” (as that term is defined in the CCPA) of your Personal Information if a business sells your Personal Information (we do not); (v) opt-out of the “sharing” (as that term is defined in the CCPA) of your Personal Information if a business shares your Personal Information with third parties (we do not); (vi) limit the use and disclosure of sensitive personal information where required by the CCPA (“Right to Limit”) (please note that we are not using your sensitive personal information for purposes that would require that we provide you with a Right to Limit); (vii) correct inaccurate Personal Information (“Request to Correct”); and (viii) request that we disclose to you the Personal Information we have collected, used, and disclosed about you during the past 12 months (“Request to Know”).

The CCPA does not restrict our ability to do certain things like comply with other laws or comply with regulatory investigations. In addition, the CCPA does not apply to certain information like Personal Information collected, processed, sold or disclosed pursuant to the GLBA. We also reserve the right to retain, and not to delete, certain Personal Information after receipt of a Request to Delete from you where permitted by the CCPA or another law or regulation.

How to Submit a Request under the CCPA

You may submit a Request to Know, Request to Correct, or Request to Delete (“Consumer Rights Request”), as described above, through the following toll-free telephone number: 833-271-8296, or e-mail us at privacy@apollo.com.

We are only required to respond to verifiable Consumer Rights Requests made by you or your legally authorized agent. When you submit a Consumer Rights Request, we may ask that you provide clarifying or identifying information to verify your request. Such information may include, at a minimum, depending on the sensitivity of the information you are requesting and the type of request you are making, your name and email address. Any information gathered as part of the verification process will be used for verification purposes only.

You are permitted to designate an authorized agent to submit a Consumer Rights Request on your behalf and have that authorized agent submit the request through the aforementioned methods. In order to be able to act, authorized agents have to submit proof that they are authorized to act on your behalf or have a power of attorney. We may also require that you directly verify your own identity with us and directly confirm with us that you provided the authorized agent permission to submit the request.

Contact

This Privacy Notice and Appendix are available in alternative formats upon request. Please contact privacy@apollo.com with any questions about this notice or our data privacy and data protection practices or to request this Privacy Notice in an alternative format. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom.

The Privacy Notice was last updated on October 27, 2025, and supersedes any previously distributed Privacy Notice. From time to time, we may update this Privacy Notice. To the extent there are material changes with respect to our disclosure practices, we will issue an updated Privacy Notice that is reflective of such practices.

95	1.888.926.2688 | www.apollo.com

9 West 57th Street, 42nd Floor New York, NY 10019	212.515.3200 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GCC000991 | Exp.3.31.27	MPRO 6203 | ADCF-IU401203-0326A

Item 2. Code of Ethics.

(a)	Apollo Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Fund.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board”) of the Fund has determined that the Fund has at least one audit committee financial expert serving on its audit committee of the board (“Audit Committee”).  The Board has designated Sheryl Schwartz and Carl J. Rickertsen as the Fund’s audit committee financial experts. Each of Ms. Schwartz and Mr. Rickertsen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s last two fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $275,000 and $325,000, respectively.

(b)	Audit-Related Fees: For the Fund’s last two fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $12,375 and $14,625, respectively.

(c)	Tax Fees: For the Fund’s last two fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the Fund were $12,000 and $12,300, respectively.

(d)	All Other Fees: For the Fund’s last two fiscal years ended December 31, 2024 and December 31, 2025, the fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were $10,000 and $10,000, respectively.

(e)(1)	The Audit Committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the Fund.

(g)	For the Fund’s last two fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for non-audit fees for services rendered by the principal accountant to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund were $34,375 and $36,925, respectively.

(h)	The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. All non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, which were required to be pre-approved, were pre-approved as required.

(i)	Not applicable to the Fund.

(j)	Not applicable to the Fund.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Fund.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Fund.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the Fund’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policies and procedures of Apollo Credit Management, LLC (the “Sub-Adviser”) are attached hereto as Exhibit 99.19(a)(6).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, Earl Hunt, Christopher Lahoud and James Vanek, each an employee of the Sub-Adviser, serve as the Fund’s portfolio managers. Messrs. Hunt, Lahoud and Vanek are jointly and primarily responsible for overseeing the day to day investment operations of the Fund.

Earl Hunt — Mr. Hunt is a Partner and serves as Chairman and CEO of Apollo Debt Solutions. Prior to joining in 2021, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of the Goldman Sachs's Partnership committee and Global Markets Operating Committee. Previously, Mr. Huntl was Co-Head of US Distressed & Par Loan sales at Goldman Sachs. Before that, Mr. Hunt worked at Citi as a director in Leveraged Finance sales. Mr. Hunt earned a BA in Economics from Brown University and is a member of the Brown University Board of Trustees.

Christopher Lahoud — Mr. Lahoud is Partner and Head of Hybrid Credit / Deputy Head of Hybrid at Apollo. Mr. Lahoud is a member of the Portfolio Management Team of the Accord and Credit Strategies flagship franchises and serves as the Co-Chair of the Opportunistic Credit Investment Committee. Prior to joining in 2018, Mr. Lahoud was Head of the Distressed Product Group at Deutsche Bank. He began his career with Citigroup as a credit trader. Mr. Lahoud holds a BS in Accounting and Finance from the University of Richmond and is a CFA charter holder.

James Vanek — Mr. Vanek is a Partner and Head of Apollo’s Performing Credit business. Mr. Vanek joined the Firm in 2008, and before that he was Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek graduated from Duke University with a BS in economics and a BA in computer science and received his MBA from Columbia Business School.

(a)(2) As of December 31, 2025, Mr. Hunt is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	3	$29,901	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of December 31, 2025, Mr. Lahoud is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	20	$29,842	17	$17,225
Other Accounts	3	$408	1	$276

As of December 31, 2025, Mr. Vanek is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	3	$29,901	0	$0
Other Pooled Investment Vehicles	6	$19,418	5	$13,588
Other Accounts	11	$6,810	11	$3,649

Material Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Sub-Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Sub-Adviser’s arrangements with affiliated investment advisers.

(a)(3) Portfolio Manager Compensation as of December 31, 2025:

Apollo’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to Apollo and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of Apollo and its clients.

(a)(4) The following table indicates the dollar range of equity securities that each portfolio manager beneficially owned in the Fund as of December 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Earl Hunt	None
Christopher Lahoud	None
James Vanek	$100,001–$500,000

(1)	Dollar ranges are as follows: $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2025, the Registrant received no income and paid no fees related to its securities lending activities.

(b)	During the Registrants most recent fiscal year ended December 31, 2025, BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”) served as the Registrant’s securities lending agent.

In connection with the use of a committed facility arrangement (the “BNP Facility”), entered into on December 17, 2024, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the outstanding loan balance. The BNP Facility provides that the Fund has the right to continue to receive dividends and interest on rehypothecated securities and to recall any rehypothecated securities from BNP on demand and without condition. If BNP Paribas fails to deliver a recalled security in a timely manner, the BNP Facility requires BNP Paribas to compensate the Fund for any fees or losses related to the failed delivery or, in the event BNP Paribas is unable to return a recalled security, the Fund, upon notice to BNP Paribas, may reduce the outstanding loan balance by the fair market value of the recalled security not returned.

As a securities lending agent, BNP Paribas is responsible for the implementation and administration of the Registrant’s securities lending activities pursuant to the rehypothecation component of the BNP Facility. BNP Paribas, as a general matter, performs various services, including the following:

●	Locating borrowers;

●	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

●	Negotiation of loan terms;

●	Selection of securities to be loaned;

●	Recordkeeping and account servicing;

●	Monitoring of dividend activity and material proxy votes relating to loaned securities; and

●	Arranging for return of loaned securities to the Registrant at loan termination.

The Fund does not compensate BNP Paribas for its securities lending related services directly. As of December 31, 2025, BNP rehypothecated $104.3 million in securities pledged by the Fund as collateral pursuant to the BNP Facility, and during the fiscal year ended December 31, 2025, the Fund received cash compensation in the form of a reduction in the amounts owed under the BNP Credit Facility of $151,880. For more information, see “Note 8. Credit Facilities” in the Notes to the Registrant’s Financial Statements.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 99.19(a)(1).

(a)(2)	Not applicable to Registrant.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(a)(6)	The proxy voting policies and procedures of the Sub-Adviser are attached hereto in response to Item 12 of Form N-CSR as Exhibit 99.19(a)(6).

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	March 6, 2026

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer (Principal Financial Officer)

Date:	March 6, 2026